UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Hemisphere Media Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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HEMISPHERE MEDIA GROUP, INC.
4000 Ponce de Leon Boulevard, Suite 650
Coral Gables, FL 33146
April 9, 2020
Dear Stockholder:
On behalf of the Board of Directors, I am pleased to invite you to join us for our annual meeting of stockholders on Thursday, May 21, 2020. The meeting will be held at 9:00 a.m., local time, at our headquarters located at 4000 Ponce de Leon Boulevard, Suite 650, Coral Gables, FL 33146.
This year you will be asked to vote on the following proposals:
(1)
the election of two Class I directors to the Board of Directors for a three-year term expiring at the 2023 annual meeting;

(2)
the ratification of the Board of Directors’ appointment of RSM US LLP as our independent registered public accounting firm for our fiscal year ending on December 31, 2020; and

(3)
a non-binding advisory resolution to approve the compensation of our named executive officers.

The Board of Directors recommends a vote FOR proposals 1, 2 and 3. These proposals are described in the attached proxy statement, which you are encouraged to read fully. We will also consider any additional business that may be properly brought before the annual meeting or any adjournment or postponement thereof by or at the direction of the Board of Directors.
We are utilizing the U.S. Securities and Exchange Commission rules allowing companies to furnish their proxy materials over the Internet. Instead of a paper copy of this proxy statement and our 2019 Annual Report, most of our stockholders are receiving a notice regarding the availability of our proxy materials. The notice includes instructions on how to access the proxy materials over the Internet. The notice also contains instructions on how each stockholder can receive a paper copy of our proxy materials, including this proxy statement, our 2019 Annual Report and a form of proxy card.
The Board of Directors has fixed March 23, 2020 as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof. Only holders of record of shares of Class A common stock, par value $0.0001 per share and Class B common stock, par value $0.0001 per share (collectively, the “Common Stock”) of Hemisphere Media Group, Inc. at the close of business on the record date are entitled to notice of, and to vote at, the annual meeting. At the close of business on the record date, Hemisphere Media Group, Inc. had 20,184,412 shares of Class A common stock and 19,720,381 shares of Class B common stock outstanding and entitled to vote.
If you wish to attend the annual meeting in person, we encourage you to reserve your seat by May 20, 2020 by contacting our Investor Relations Department at (917) 639-4951. Additional details regarding admission to the annual meeting are described in the proxy statement under the heading “Voting in Person.” Your vote is important and it is important that your shares be represented at the annual meeting. To ensure that your shares are represented at the annual meeting, whether or not you plan to attend, please vote by proxy using the Internet or the telephone, or by completing, signing, dating, and returning the enclosed proxy card in the envelope provided. Stockholders of record who attend the annual meeting may revoke their proxies and vote in person at the annual meeting, if they wish to do so. We appreciate your continued support.
Sincerely,
Alan J. Sokol
President, Chief Executive Officer and Director

HEMISPHERE MEDIA GROUP, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To the Stockholders of Hemisphere Media Group, Inc.:
The annual meeting of the stockholders of Hemisphere Media Group, Inc. (the “Annual Meeting”) will be held on Thursday, May 21, 2020 at 9:00 a.m., local time, at our headquarters located at 4000 Ponce de Leon Boulevard, Suite 650, Coral Gables, FL 33146 for the following purposes:
(1)
to elect two Class I directors to the Board of Directors for a three-year term expiring at the 2023 annual meeting;

(2)
to ratify the Board of Directors’ appointment of RSM US LLP as our independent registered public accounting firm for our fiscal year ending on December 31, 2020;

(3)
to vote on a non-binding advisory resolution to approve the compensation of our named executive officers; and

(4)
to consider all other appropriate matters brought before the Annual Meeting or any adjournment or postponement thereof by or at the direction of the Board of Directors.

All stockholders of record as of March 23, 2020 will be entitled to vote at the Annual Meeting. If you are a stockholder of record, you can vote your shares in one of two ways: either in person or by proxy at the Annual Meeting. If you wish to attend the Annual Meeting and vote in person, we encourage you to reserve your seat by May 20, 2020 by contacting our Investor Relations Department at (917) 639-4951. Additional details regarding admission to the Annual Meeting are described in the attached proxy statement under the heading “Voting in Person.”
If you choose to vote by proxy, you may do so by using the Internet or the telephone, or by completing, signing, dating, and returning the enclosed proxy card in the envelope provided. Whichever method you use to vote by proxy, each valid proxy received in time will be voted at the Annual Meeting in accordance with your instructions. To ensure that your proxy is voted, your proxy, whether given by the Internet, the telephone, or mailing the proxy card, must be received by 11:59 p.m., Eastern time, on May 20, 2020. If you submit a proxy without giving instructions, your shares will be voted as recommended by the Board of Directors. If your shares are held on your behalf by a bank, broker, or other nominee, the proxy statement accompanying this notice will provide additional information on how you may vote your shares. Stockholders of record who attend the Annual Meeting may revoke their proxies and vote in person at the Annual Meeting, if they wish to do so.
We have decided to use the Securities and Exchange Commission’s Notice and Access model (“Notice and Access”), which allows us to deliver proxy materials via the Internet. We believe Notice and Access provides stockholders with a convenient method to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On April 9, 2020, we will mail to our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement and our 2019 Annual Report online and how to vote via the Internet or by telephone. The Notice also contains instructions on how to receive a paper copy of the proxy materials and our 2019 Annual Report.
By Order of the Board of Directors,
Alex J. Tolston
Executive Vice President, Chief Legal Officer and Corporate Secretary
4000 Ponce de Leon Boulevard, Suite 650
Coral Gables, FL 33146
April 9, 2020

YOUR VOTE IS IMPORTANT
WE URGE YOU TO VOTE USING TELEPHONE OR INTERNET VOTING, IF AVAILABLE TO YOU, OR IF YOU RECEIVED THESE PROXY MATERIALS BY MAIL, BY COMPLETING, SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY CARD PROMPTLY. PLEASE NOTE THAT IF YOUR SHARES ARE HELD BY A BANK, BROKER, OR OTHER RECORD HOLDER AND YOU WISH TO VOTE THEM AT THE MEETING, YOU MUST OBTAIN A LEGAL PROXY FROM THAT RECORD HOLDER.

HEMISPHERE MEDIA GROUP, INC.
PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, MAY 21, 2020
ABOUT THE ANNUAL MEETING
The Annual Meeting of Stockholders of Hemisphere Media Group, Inc. (“Hemisphere” or the “Company”) will be held on Thursday, May 21, 2020 at 9:00 a.m., local time, at our headquarters located at 4000 Ponce de Leon Boulevard, Suite 650, Coral Gables, FL 33146, and at any at any subsequent time that may be necessary by any adjournment or postponement thereof  (the “Annual Meeting”).
We are making the proxy solicitation materials available to stockholders of record of the Company in connection with the solicitation of proxies for use at the Annual Meeting electronically via the Internet under the Notice and Access rules and regulations of the Securities and Exchange Commission (the “SEC”). On April 9, 2020, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (“Notice”) in lieu of mailing a full set of proxy materials. Accordingly, our proxy materials are first being made available to our stockholders on April 9, 2020. The Notice includes information on how to access and review the proxy materials, and how to vote, via the Internet or by telephone. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We believe this method of delivery will decrease costs, expedite distribution of proxy materials to you, and reduce our environmental impact. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our Annual Meeting. Stockholders who received the Notice but would like to receive a printed copy of the proxy solicitation materials in the mail should follow the instructions in the Notice for requesting such materials.
Matters to be Voted Upon at the Annual Meeting
At the Annual Meeting you will be voting on the following proposals:
1.
to elect two Class I directors to the Board of Directors for a three-year term expiring at the 2023 annual meeting;

2.
to ratify the Board of Directors’ appointment of RSM US LLP as our independent registered public accounting firm for our fiscal year ending on December 31, 2020 (“Fiscal 2020”);

3.
a non-binding advisory resolution regarding the compensation of our named executive officers; and

4.
to consider all other appropriate matters brought before the Annual Meeting or any adjournment or postponement thereof by or at the direction of the Board of Directors.

Recommendations of Our Board of Directors
Our Board of Directors recommends that you vote your shares as follows:
1.
FOR the election of two Class I directors to the Board of Directors for a three-year term expiring at the 2023 annual meeting (PROPOSAL 1);

2.
FOR the ratification of the appointment by the Board of Directors of RSM US LLP as our independent registered public accounting firm for Fiscal 2020 (PROPOSAL 2); and

3.
FOR the non-binding advisory resolution approving the compensation of our named executive officers (PROPOSAL 3).

Stockholders Entitled to Vote at the Meeting
Stockholders of Record
Only stockholders of record of the Company’s (i) Class A common stock, par value $0.0001 per share (the “Class A common stock”) and (ii) Class B common stock, par value $0.0001 per share (the “Class B common stock” and together with the Class A common stock, the “Common Stock”) as of March 23, 2020 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting. You are considered the stockholder of record with respect to your shares if your shares are registered directly in your name with Continental Stock Transfer & Trust Company, the Company’s stock transfer agent. If you are a stockholder of record, you can vote your shares in one of two ways: either in person or by proxy at the Annual Meeting. If you are a stockholder of record and choose to vote in person, you must attend the Annual Meeting, which will be held on Thursday, May 21, 2020 at 9:00 a.m., local time, at our headquarters located at 4000 Ponce de Leon Boulevard, Suite 650, Coral Gables, FL 33146.
If you choose to vote by proxy you may do so by using the Internet, the telephone, or by completing, signing, dating, and returning the enclosed proxy card in the envelope provided. Whichever method you use to vote by proxy, each valid proxy received in time will be voted at the Annual Meeting in accordance with your instructions. To ensure that your proxy is voted, your proxy, whether given by the Internet, the telephone, or by mailing the proxy card, must be received by 11:59 p.m., Eastern time, on May 20, 2020. If you submit a proxy without giving instructions, your shares will be voted as recommended by the Board of Directors.
On the Record Date, there were 20,184,412 shares of Class A common stock and 19,720,381 shares of Class B common stock, issued and outstanding, constituting all of our issued and outstanding voting securities. Stockholders of record are entitled to one (1) vote for each share of Class A common stock and ten (10) votes for each share of Class B common stock they held as of the Record Date.
Shares Held with a Bank, Broker, or Other Nominee
If your shares are held in an account with a bank, broker, or another third party that holds shares on your behalf, referred to herein as a “nominee,” then you are considered the “beneficial owner” of these shares, and your shares are referred to as being held in “street name.” If you hold your shares in “street name,” you must vote your shares in the manner provided for by your bank, broker, or other nominee. Your bank, broker, or other nominee has enclosed or provided a voting instruction card with this proxy statement for you to use in directing the bank, broker, or other nominee how to vote your shares.
If your shares are held by a bank, broker, or other nominee, they may not be voted or may be voted contrary to your wishes if you do not provide your bank, broker, or other nominee with instructions on how to vote your shares. Brokers, banks, and other nominees have the authority under the rules of the NASDAQ STOCK MARKET LLC (“NASDAQ”) to vote shares held in accounts by their customers in the manner they see fit, or not at all, on “routine” matters if their customers do not provide them with voting instructions. Proposal 1 and Proposal 3 are not considered to be routine matters, but Proposal 2 is considered to be a routine matter. When a proposal is not routine and the bank, broker, or other nominee has not received your voting instructions with respect to such proposal, a bank, broker, or other nominee will not be permitted to vote your shares on such proposal and a broker “non-vote” will occur. To ensure your shares are voted in the manner you desire, you should provide instructions to your bank, broker, or other nominee on how to vote your shares for each of the proposals to be voted on at the Annual Meeting in the manner provided for by your bank, broker, or other nominee.
Quorum
A “quorum” of stockholders is necessary to hold the Annual Meeting. A quorum will exist at the Annual Meeting if the holders of record of a majority of the voting power of all shares of Common Stock outstanding as of the Record Date are present in person or represented by proxy at the Annual Meeting. Shares held as of the Record Date by holders who are present in person or represented by proxy at the Annual Meeting, but who have abstained from voting or have not voted with respect to some or all of such shares on any proposal to be voted on at the Annual Meeting (including as a result of a broker “non-vote”), will be counted as present for purposes of establishing a quorum.
Votes Required with Respect to Each Proposal
To be elected as a Class I director at the Annual Meeting (Proposal 1), each candidate for election must receive a plurality of the votes cast. In a plurality vote, the director nominee with the most affirmative votes in favor of his or her election to a particular directorship will be elected to that directorship. With regard to Proposal 1, shares represented by proxies that are marked “WITHHELD” and shares that are not voted (including as a result of a broker “non-vote”) will have no effect on the outcome of this vote because the directors are elected by a plurality vote.
The affirmative vote of a majority in voting power of shares of stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required to (i) ratify the Board of Directors’ appointment of RSM US LLP as our independent registered public accounting firm for Fiscal 2020 (Proposal 2) and (ii) approve the non-binding advisory resolution relating to the compensation of the Company’s named executive officers (Proposal 3). With regard to Proposals 2 and 3, shares marked as “ABSTAIN” and shares which are present in person or by proxy but not voted will have the effect of a vote against this proposal.
Proxies and Voting Procedures
What is a Proxy?
A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is called a proxy or a proxy card. For the purposes of the Annual Meeting, if you use the Internet or telephone to vote your shares, or complete the attached proxy card and return it to us by 11:59 p.m., Eastern time, on May 20, 2020, you will be designating the officers of the Company named on the proxy card to act as your proxy and to vote on your behalf in accordance with the instructions you have given via the Internet, by telephone, or on the proxy card at the Annual Meeting.
How Can I Get Electronic Access to the Proxy Materials?
The Notice will provide you with instructions regarding how to (i) view on the Internet our proxy materials for the Annual Meeting; and (ii) instruct us to send proxy materials to you by email. The proxy materials are available on our website at www.hemispheretv.com under the “Investor Relations—Annual Reports and Proxy Materials” tab. Choosing to receive proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment.
What is Included in the Proxy Materials?
The proxy materials include:
(1)
our Notice of Annual Meeting of Stockholders;

(2)
this proxy statement; and

(3)
our annual report to stockholders for the fiscal year ended December 31, 2019 (the “Annual Report”), containing financial statements and other information of interest to stockholders.

If you receive a paper copy of these materials by mail, the proxy materials also include a proxy card.
Voting by Proxy
Stockholders of Record
If you are a stockholder of record, you can vote your shares in one of two ways: either in person or by proxy at the Annual Meeting. If you are a stockholder of record and choose to vote in person, you must attend the Annual Meeting, which will be held on Thursday, May 21, 2020 at 9:00 a.m., local time, at our headquarters located at 4000 Ponce de Leon Boulevard, Suite 650, Coral Gables, FL 33146. We recommend that you vote by proxy even if you currently plan to attend the Annual Meeting so that your vote will be counted if you later decide not to or are unable to attend the Annual Meeting. You may revoke your vote at any time before 11:59 p.m. Eastern time, on May 20, 2020, by:
•
attending the Annual Meeting in person and voting again; or

•
casting a new vote by telephone or over the Internet by 11:59 p.m., Eastern time, on May 20, 2020; or

•
signing and returning a new proxy card with a later date or by submitting a later-dated proxy by telephone or via the Internet, since only your latest proxy received by 11:59 p.m., Eastern time, on May 20, 2020 will be counted.

If you are a stockholder of record, there are several ways for you to vote your shares by proxy:
•
By Mail.   If you have received a printed copy of the proxy materials from us by mail, you may vote by mail by marking, dating, and signing your proxy card in accordance with the instructions on it and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card. Proxy cards submitted by mail must be received by 11:59 p.m., Eastern time, on May 20, 2020.

•
By Telephone or Over the Internet.   You may submit your proxy by telephone or via the Internet by following the instructions provided on the Notice. If you submit your proxy by telephone or via the Internet, you do not need to return a proxy card by mail. Internet and telephone proxy submission is available 24 hours a day. Proxies submitted by telephone or the Internet must be received by 11:59 p.m., Eastern time, on May 20, 2020.

•
In Person at the Annual Meeting.   You may vote your shares in person at the Annual Meeting. Even if you plan to attend the Annual Meeting in person, we recommend that you also submit your proxy by telephone or via the Internet, or by completing, signing, dating, and returning the attached proxy card by the applicable deadline so that your vote will be counted if you later decide not to or are unable to attend the meeting. Details regarding requirements for admission to the Annual Meeting are described below under the heading “Voting in Person.”

Voting instructions are included in the Notice, or if you have received a printed copy of the proxy materials from us by mail, on your proxy card. If you properly submit your proxy by telephone, the Internet, or by mail in time for it to be voted at the Annual Meeting, one of the individuals named as your proxy, each of whom is one of our officers, will vote your shares as you have directed. If you submit your proxy by telephone, the Internet, or by mail, but do not indicate how your shares are to be voted with respect to one or more of the proposals to be voted on at the Annual Meeting, as necessary to vote your shares on each proposal, your shares will be voted in accordance with the recommendations of our Board of Directors: (1) FOR the election of the director nominees, (2) FOR the ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for Fiscal 2020, (3) FOR the approval of the non-binding advisory resolution approving the compensation of our named executive officers, and (4) in accordance with the best judgment of the named proxies on other matters properly brought before the Annual Meeting.
Our Board of Directors has no knowledge of any matters that will be presented for consideration at the Annual Meeting other than those described herein. The named proxies will also have discretionary authority to vote upon any adjournment or postponement of the Annual Meeting, including for the purpose of soliciting additional proxies.
Shares Held with a Bank, Broker, or Other Nominee
If you hold your shares in “street name,” you must vote your shares in the manner provided for by your bank, broker, or other nominee. Your bank, broker, or other nominee has enclosed or provided a voting instruction card for you to use in directing the bank, broker, or other nominee on how to vote your shares. To ensure that your shares are voted according to your wishes, be certain that you provide instructions to your bank, broker, or other nominee on how to vote your shares in the manner that they specify. Your bank, broker, or other nominee will be permitted to vote your shares without instruction from you on Proposal 2, but will not be permitted to vote your shares on Proposal 1 or Proposal 3 without your instructions. As a result, if you do not provide your bank, broker, or other nominee with instructions on how to vote your shares, then your bank, broker, or other nominee may vote your shares in a different manner than you would have voted if you had provided instructions to your bank, broker, or other nominee with respect to Proposal 2, and your vote will not be cast for Proposal 1 or Proposal 3, an outcome referred to as a broker “non-vote”. Broker “non-votes” will have no effect on the outcome of the vote on Proposal 1 or Proposal 3.
Revoking Your Proxy
If you are a stockholder of record, you may revoke your proxy before it is voted by:
•
signing and returning a new proxy card with a later date or by submitting a later-dated proxy by telephone or the Internet, since only your last proxy received by 11:59 p.m., Eastern time, on May 20, 2020 will be counted;

•
notifying the Corporate Secretary of the Company in writing by 11:59 p.m., Eastern time, on May 20, 2020 that you have revoked your proxy; or

•
voting in person at the Annual Meeting.

If you hold your shares in “street name,” you must contact your bank, broker, or other nominee to revoke your proxy.
Voting in Person
If you are a stockholder of record and you plan to attend the Annual Meeting and wish to vote in person, we will give you a ballot at the Annual Meeting. All stockholders planning to attend the Annual Meeting in person should contact our Investor Relations Department at (917) 639-4951 by May 20, 2020 to reserve a seat at the Annual Meeting. For admission, stockholders should come to the Annual Meeting check-in area no less than 15 minutes before the Annual Meeting is scheduled to begin. Stockholders of record should bring a form of photo identification so their share ownership can be verified. A beneficial owner holding shares in “street name” must also bring an account statement or letter from his or her bank or brokerage firm showing that he or she beneficially owns shares as of the close of business on the record date, along with a form of photo identification. Registration will begin at 8:00 a.m., local time and the Annual Meeting will begin at 9:00 a.m., local time.
If your shares are held in the name of your broker, bank, or other nominee, and you plan to attend the Annual Meeting and wish to vote in person, you must bring a legal proxy from your broker, bank, or other nominee authorizing you to vote your “street name” shares held as of the Record Date in order to be able to vote at the Annual Meeting. A legal proxy is an authorization from your bank, broker or other nominee permitting you to vote the shares that it holds in its name.
Results of the Annual Meeting
We will announce preliminary results at the Annual Meeting. We will publish final results in a current report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.
Proxy Solicitation
We, on behalf of the Board of Directors, are soliciting proxies in connection with this Annual Meeting. The Company will bear the costs of the solicitation. No proxy solicitation firm has been hired in connection with our Annual Meeting. In addition to the solicitation of proxies by mail, proxies may also be solicited by our directors, officers, and employees in person or by telephone, e-mail, or fax, for which they will receive no additional compensation. We will also reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to stockholders.

Notice of Access and Delivery, Delivery of Proxy Materials and Annual Report to Households
We are making the proxy solicitation materials available to stockholders electronically via the Internet under the Notice and Access rules and regulations of the SEC. On April 9, 2020, we mailed to our stockholders the Notice in lieu of mailing a full set of proxy materials. Accordingly, our proxy materials are first being made available to our stockholders on April 9, 2020. The Notice includes information on how to access and review the proxy materials and how to vote on the proposals via the Internet or by telephone. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We believe this method of delivery will decrease costs, expedite distribution of proxy materials to you, and reduce our environmental impact. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our Annual Meeting. Stockholders who received the Notice but would like to receive a printed copy of the proxy solicitation materials in the mail should follow the instructions in the Notice for requesting such materials.
We may satisfy the rules of the SEC regarding delivery of our proxy materials, including our proxy statement, or delivery of the Notice by delivering a single copy of these documents to an address shared by two or more stockholders. The rules of the SEC permit companies and banks, brokers, or other nominees to deliver a single copy of an annual report and proxy statement to households at which two or more stockholders reside (commonly referred to as “householding”). Beneficial owners sharing an address who have been previously notified by their broker, bank, or other nominee and who have consented to householding, either affirmatively or implicitly by not objecting to householding, will receive only one set of proxy materials or one Notice, as applicable, to stockholders who share an address with another stockholder, unless contrary instructions were received prior to the mailing date. If you hold your shares in your own name as a holder of record, householding will not apply to your shares.
We undertake to deliver promptly upon written or oral request a separate copy of our proxy statement, Annual Report and/or our Notice to a stockholder at a shared address to which a single copy of these documents was delivered. To request a separate copy, please contact us by sending a written request to Hemisphere Media Group, Inc., 4000 Ponce de Leon Boulevard, Suite 650, Coral Gables, FL 33146, Attention: Investor Relations, or by e-mail at ir@hemispheretv.com, or by calling us (917) 639-4951. These documents will be delivered at no charge to you.
Not all banks, brokers, or other nominees may offer the opportunity to permit beneficial owners to participate in householding. If you want to participate in householding and eliminate duplicate mailings in the future, you must contact your bank, broker, or other nominee directly. Alternatively, if you want to revoke your consent to householding and receive separate annual reports and proxy statements for each beneficial owner sharing your address, you must contact your bank, broker, or other nominee to revoke your consent.
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be Held on May 21, 2020
You may obtain copies of our public filings, including this proxy statement, our Annual Report, and the form of proxy relating to the Annual Meeting, without charge from our website at www.hemispheretv.com under “Investor Relations—SEC Filings” and “Investor Relations—Annual Reports and Proxy Materials,” or from the SEC’s website at www.sec.gov. You also may request a copy of these materials, without charge, by sending an e-mail to ir@hemispheretv.com. Please make your request no later than May 10, 2020 to facilitate timely delivery. If you do not request materials pursuant to the foregoing procedures, you will not otherwise receive an e-mail or electronic copy of the materials. For meeting directions please call (917) 639-4951.
BOARD OF DIRECTORS
In accordance with our Amended and Restated By-Laws (our “By-Laws”), the Board of Directors may establish the authorized number of directors from time to time by resolution. The authorized number of directors is currently fixed at eleven and the Company currently has ten directors following the departure of

Nina C. Tassler from the Board in December 2019. Peter M. Kern is our Chairman of the Board of Directors. In accordance with our Amended and Restated Certificate of Incorporation (our “Charter”), the Board of Directors is divided into three classes (designated Class I, Class II, and Class III, respectively), with Class I consisting of three directors (with one current vacancy), Class II consisting of four directors and Class III consisting of four directors. The current term of office of the Class I directors expires at the Annual Meeting. The Class II and Class III directors are serving terms that expire at the annual meeting of stockholders to be held in 2021 and 2022, respectively. The three classes are currently comprised of the following directors:
•
Class I following Nina C. Tassler’s resignation, consists of Peter M. Kern and Leo Hindery, Jr. who will serve until the Annual Meeting;

•
Class II consists of James M. McNamara, Eric C. Neuman, John Engelman and Andrew S. Frey, who will serve until the annual meeting of stockholders to be held in 2021; and

•
Class III consists of Alan J. Sokol, Ernesto Vargas Guajardo, Eric Zinterhofer and Sonia Dulá, who will serve until the annual meeting of stockholders to be held in 2022.

The names of the nominees being presented for consideration by the stockholders (all of whom are incumbent directors) and our continuing directors, their ages, the years in which they became directors of the Company, and certain other information about them are set forth on the following pages. Proxies cannot be voted for a greater number of persons than the two nominees. Except for (i) Televicentro of Puerto Rico, LLC (“WAPA”), Cine Latino, Inc., InterMedia Español, Inc., HMTV Cable, Inc. and WAPA America, Inc., which are each subsidiaries of the Company; and (ii) Gato Investments, LP (“Gato”) which owns a majority of the Company’s voting securities and may be deemed an affiliate of the Company; none of the corporations or other organizations referred to on the following pages with which a director or nominee for director has been employed or otherwise associated is currently a parent, subsidiary, or other affiliate of the Company.
Nominees for Re-Election to the Board of Directors
The nominees for directors in Class I, whose three-year terms will expire at the Annual Meeting, are as follows:
Peter M. Kern, Chairman Age 52	Mr. Kern has served as Chairman of our Board of Directors since April 2013 and currently serves as a Managing Partner of InterMedia Partners, L.P. (“InterMedia”) Mr. Kern is also the controlling person of Gemini Latin Holdings, LLC “(Gemini”), the general partner of Gato, which owns a majority of the Company’s voting securities. Since June 2018, Mr. Kern has served as Vice Chairman of Expedia Group and has been a director of Expedia Group since completion of the IAC/Expedia Spin-Off. Prior to joining InterMedia, Mr. Kern was Senior Managing Director and Principal of Alpine Capital LLC. Prior to Alpine Capital, Mr. Kern founded Gemini Associates in 1996 and served as President from its inception through its merger with Alpine Capital in 2001. Prior to founding Gemini Associates, Mr. Kern was at the Home Shopping Network and Whittle Communications. Mr. Kern served on the Board of Directors of Tribune Media Company from October 2016 to September 2019, where he also served as Chief Executive Officer. Mr. Kern has served as a member of Supervisory Board of trivago, N.V. since 2016 and also serves on the boards of several private companies, including InterMedia Español, Inc. and WAPA America, Inc., each indirect wholly-owned subsidiaries of the Company. Mr. Kern holds a B.S. degree from the Wharton School at the University of Pennsylvania. The Board of Directors concluded that Mr. Kern should continue to serve as a director, in part, because of his foregoing qualifications and experience.

Leo Hindery, Jr. Age 72	Mr. Hindery has served as one of our directors since April 2013. Currently, he is Chairman and Chief Executive Officer of Trine Acquisition Corp. and Managing Partner of InterMedia, a series of media industry private equity funds he founded in 1988 and ran continuously until February 1997, when he was elected President and CEO of Tele-Communications, Inc. (TCI), at the time the world’s largest combined cable television system operator and programming entity. In March 1999 TCI merged into AT&T, and he became President and CEO of AT&T Broadband until he resigned in November 1999. In December 1999, Mr. Hindery was elected Chairman and Chief Executive Officer of GlobalCenter Inc., a major Internet services company, which in January 2001 merged into Exodus Communications, Inc. From 2001 until October 2004, he was Chairman and CEO of The YES Network which he founded to be the regional television home of the New York Yankees. In early 2005 he reconstituted InterMedia and in March 2019 he founded Trine Acquisition Corp. Mr. Hindery also currently serves as Chairman and CEO of the Middle East Institute. Mr. Hindery, formerly Chairman of the National Cable Television Association (NCTA) and of C-SPAN, has been recognized as International Cable Executive of the Year, NCTA’s Distinguished Vanguard Award Recipient for Leadership, Cable Television Operator of the Year, one of the cable industry’s “25 Most Influential Executives Over the Past 25 Years”, one of the “30 Individuals with the Most Significant Impact on Cable’s Early History”, and a member of the Cable Hall of Fame. Mr. Hindery currently serves on the board of directors of American Family Choice, Common Cause New York and the Minority Media and Telecommunications Council, and is a member of the Board of Trustees for Emerson College. Mr. Hindery has an M.B.A. from Stanford University’s Graduate School of Business and was an undergraduate of Seattle University, and has received an honorary Doctor of Humane Letters degree from Emerson College. The Board of Directors concluded that Mr. Hindery should continue to serve as a director, in part, because of his foregoing qualifications and experience.
Directors Continuing in Office
The directors continuing in office in Class II, whose term will expire at the 2021 annual meeting of stockholders, are as follows:
James M. McNamara Age 66	Mr. McNamara has served as the Vice Chairman of our Board of Directors since April 2013. In 2005, Mr. McNamara founded Panamax Films, LLC, a film production company that produces films for the U.S. Latino and Greater Latin American film going audiences, and he is currently its chairman. In 2008, Mr. McNamara joined Cine Latino, Inc., where he currently serves as a consultant. From 2010 to April 2019, he served as Non-Executive Chairman of Pantelion Films. From 1999 to 2005, Mr. McNamara served as the President and Chief Executive Officer of Telemundo Communications Group, Inc., the operator of Telemundo, a Spanish language broadcast network. From April 1996 to June 1998, Mr. McNamara was the President of Universal Television Enterprises, or Universal, a television production company where his responsibilities included domestic syndication first run programming and international sales. Mr. McNamara joined

Universal from New World, where he served as Chief Executive Officer from 1991 to 1995 and Senior Vice President, Executive Vice President and then President of New World International from 1986 to 1991. Mr. McNamara served as a director of Jump TV, a leading IPTV company, from 2006 to 2008, SBS Broadcasting from 1996 to 2005, Film Roman, Inc., from 1997 to 1999, Row 44, LLC (now, Global Eagle Entertainment, Inc., formerly Global Eagle Acquisition Corp.) from 2011 to 2013, Silver Eagle Acquisition Corp. (now, Videocon d2h) from 2014 to 2015, and Double Eagle Acquisition Corp. (now, WSC Corp.) from 2016 to 2017. Mr. McNamara currently serves on the board of directors of the Hispanic Scholarship Fund and served as chairman of the board from March 2012 to 2018. Mr. McNamara received his Masters degree from the American Graduate School of International Management and undergraduate degree in business administration and political science from Rollins College.
Eric C. Neuman Age 75	Mr. Neuman has served as one of our directors and the Chairman of the Audit Committee since April 2013. Since 2005, Mr. Neuman has been a managing director and partner of Hicks Equity Partners, LLC, a private equity investment firm founded by Thomas O. Hicks. Previously, he had been a partner of Hicks, Muse & Co. Partners, L.P. (“HM”) since December 2000 and an officer of HM since 1993. At HM, Mr. Neuman had been involved in the formation and development of many of the firm’s media investments, including Chancellor Media and Capstar Broadcasting (which were merged into Clear Channel Communications), Lin TV, Sunrise Television and Marcus Cable, and in 2002, assumed responsibility for HM’s Latin American business. Mr. Neuman currently serves on the board of directors of DirecPath Newco., LLC, Crossings, LLC, Drilling Tools International and H-D Advanced Manufacturing. From 2000 to 2016, Mr. Neuman served as a director of Intercable, an international provider of television, internet and telephone services and an HM portfolio company. Mr. Neuman previously served as a director of Just Brakes, LLC, from 2013 to 2017, and Glori Energy, Inc., from 2015 to 2017. Additionally, Mr. Neuman previously served as Chairman of the board of Fox Pan American Sports, a leading provider of Spanish-language sports television programming to U.S. and Latin American pay television operators, and as Vice Chairman of Claxson, a publicly traded provider of programming and services to pay television providers. Mr. Neuman received a B.A. degree from the University of South Florida and an M.B.A. from Northwestern University.
John Engelman Age 64	Mr. Engelman has served as one of our directors and a member of the Audit Committee since April 2013. From April 2011 through April 2013, he served as an independent director of Azteca Acquisition Corporation and from December 2010 through September 2018, Mr. Engelman served as an independent director of XpresSpa Group, Inc. (formerly FORM Holdings Corp. (formerly Vringo, Inc.)), a patent licensing and software products company for mobile video. Most recently, Mr. Engelman was co-president of the Dreamworks Classics division of NBCUniversal from August 2016 through December 2018. Prior to that, Mr. Engelman co-founded Classic Media, Inc., a global media company that specializes in family and children’s entertainment, and served as its CEO from 2001 until 2012 and its co-CEO from 2012 until August 2016. In mid-2012, Classic was acquired by DreamWorks Animation SKG and

Mr. Engelman co-headed its International Television division following the acquisition until August 2016. From 1991 to 1996, Mr. Engelman was President of Broadway Video, Inc., a producer of live television and motion pictures. He began his career at the Los Angeles law firm of Irell & Manella, where he was a partner. Mr. Engelman has a J.D. from Harvard Law School and a B.A. in Government from Harvard College.
Andrew S. Frey Age 44	Mr. Frey has served as one of our directors and a member of the Audit Committee since October 2016. Currently, Mr. Frey serves as a Partner of Searchlight Capital Partners, LLC, a global private equity firm. Mr. Frey has approximately 22 years of experience investing and advising in communications and media transactions in the U.S., Latin America and Europe. Prior to joining Searchlight Capital Partners, LLC in 2011, Mr. Frey was a Managing Principal at Quadrangle Group where he primarily focused on telecommunications and technology investments. Previously, Mr. Frey held positions at TPG Capital in London and Blackstone in New York. Mr. Frey started his career at Lehman Brothers in New York in 1997 as an Analyst in the media and communications group. Mr. Frey serves on the board of directors of Uniti Group Inc. (f/k/a Communications Sales & Leasing, Inc.), Mitel Networks Corporation and Shift4 Payments, LLC (formerly Harbortouch Payments, LLC), and previously served on the board of Electric Lightwave, Inc., from December 2012 to March 2017, Liberty Cablevision of Puerto Rico, and Bideawee, a not-for-profit. Mr. Frey received a B.S. in Finance and B.A.S. in Systems Engineering from the University of Pennsylvania. Mr. Frey was selected by an affiliate of Searchlight II HMT, L.P. (“Searchlight”) as a designee to the Board pursuant to the Stockholders Agreement (the “Stockholders Agreement”), dated as of September 6, 2016, as amended by Amendment No. 1, dated as of October 21, 2016, and Amendment No. 2, dated as of June 9, 2019, by and among the Company, Gato, InterMedia Hemisphere Roll-Over L.P., InterMedia, Gemini, Peter M. Kern and Searchlight.
The directors continuing in office in Class III, whose term will expire at the 2022 annual meeting of stockholders, are as follows:
Alan J. Sokol Age 61	Mr. Sokol has served as one of our directors and President since January 2013. Mr. Sokol was appointed as the Company’s Chief Executive Officer in April 2013. Mr. Sokol has 25 years of experience in the television and motion picture industries as an operator, advisor and investor. Prior to becoming the Chief Executive Officer, he served as a Senior Partner at InterMedia where he was the architect of the firm’s Hispanic strategy, including the acquisitions of Cinelatino and WAPA. Prior to joining InterMedia, Mr. Sokol was President and CEO of Planeta Media Group, LLC, where he advised numerous media companies on strategies and new business launches, particularly within the United States Hispanic market. His clients included Lions Gate Entertainment Corp., IDT Corp., Council Tree Communications, Inc. and Caracol Television Inc. From 1998 through May 2003, Mr. Sokol was Chief Operating Officer of Telemundo Communications Group, Inc., where he was responsible for all business divisions of this United States Spanish-language television network. While at Telemundo, Mr. Sokol established the first bilingual cable network in the United States and created strategic alliances with

TV Globo, Caracol Television and Discovery Networks. From 1996 to 1998, Mr. Sokol was Senior Vice President, Corporate Development at Sony Pictures where he advised on investment opportunities in television distribution and content creation throughout the world. Prior to his tenure at Sony Pictures, Mr. Sokol was Senior Vice President of Savoy Pictures, Inc. From 1983 to 1994, he was an attorney and a partner with Wyman, Bautzer, Kuchel and Silbert, P.C., and then with Jeffer, Mangels, Butler and Marmaro LLP. Mr. Sokol sits on the board of directors of Faith Media Holdings, LLC. He also sits on the board of directors of InterMedia Español, Inc., WAPA America, Inc., Cine Latino, Inc. and HMTV Cable, Inc., each indirect wholly-owned subsidiaries of the Company. He holds a B.A. from Cornell University and J.D. from Stanford Law School.
Ernesto Vargas Guajardo Age 64	Mr. Vargas Guajardo has served as one of our directors since April 2013. Since 1989, Mr. Vargas Guajardo has served as the Chief Executive Officer of MVS Comunicaciones S.A. de C.V. and has served on its board of directors since 1995. Mr. Vargas Guajardo also serves as President of MVS Multivision Digital S. de R.L. de C.V. Mr. Vargas Guajardo has served on the board of directors of Grupo Costamex and Finaccess México, S.A. since 2008 and has served on the board of Instituto Tecnológico de Monterrey since 2009. Mr. Vargas Guajardo also serves on the board of directors of Cine Latino, Inc., an indirect wholly-owned subsidiary of the Company. Previously, Mr. Vargas Guajardo has held senior roles at DISH México. Mr. Vargas Guajardo received his B.S. degree from The Wharton School of the University of Pennsylvania.
Eric Zinterhofer Age 48	Mr. Zinterhofer has served as one of our directors since October 2016. Mr. Zinterhofer currently serves as Founding Partner, Partner and Co-founder of Searchlight Capital Partners, LLC. and is jointly responsible for overseeing Searchlight’s activities. Prior to founding Searchlight, from 1998 until May 2010, Mr. Zinterhofer was a Senior Partner and Co-Head of the Media and Telecommunication investment platform at Apollo Management, L.P. From 1994 to 1996, Mr. Zinterhofer was a member of the Corporate Finance Department at Morgan Stanley Dean Witter & Co. Prior to joining Morgan Stanley, from 1993 to 1994, he was a member of the Structured Equity Group at J.P. Morgan Investment Management. Mr. Zinterhofer currently serves on the board of directors of Charter Communications, Inc. as Lead Independent Director and as a member of the Compensation and Benefits Committee, Finance Committee and Nominating and Corporate Governance Committee. Mr. Zinterhofer is also a member of the board of directors of Octave Music Group, Inc. (f/k/a Touchtunes Interactive Networks, Inc.), Global Eagle Entertainment, Inc., Liberty Latin America Ltd., Philips Academy and Roots Corporation. Previously, Mr. Zinterhofer was a director of Liberty Cablevision of Puerto Rico, GCI Liberty, Inc. (formerly General Communication, Inc.), Hunter Boot, Ltd., 160 Over Ninety LLC, Dish TV India Limited and Integra Telecom. Mr. Zinterhofer received B.A. degrees in Honors Economics and European History from the University of Pennsylvania and received a M.B.A. from the Harvard Business School. Mr. Zinterhofer was selected by an affiliate of Searchlight as a designee to the Board pursuant to the Stockholders Agreement.

Sonia Dulá Age 59	Ms. Dulá has served as one of our directors and a member of the Audit Committee since May 2019. From 2013 to March 2018, Ms. Dulá served as Vice Chairman at Bank of America, Global Corporate and Investment Banking Division. Prior to this role, Ms. Dulá was head of the Latin America Wealth Management Division at Merrill Lynch and head of Corporate and Investment Banking for Latin America, where she led many high profile transactions, and had oversight responsibility for mergers and acquisitions, public debt and equity issues and corporate loans. Before joining Merrill Lynch, from 2002 to 2006, Ms. Dulá served as CEO of Grupo Latino de Radio, a company with more than 500 owned and operated radio stations in Latin America and the US Hispanic market. Prior to this, Ms. Dulá co-founded two internet companies, Internet Group of Brazil and Obsidiana, and served as CEO of Telemundo Studios México. Earlier in her career, Ms. Dulá worked for nine years at Goldman Sachs, in the investment banking division in London and New York. Ms. Dulá is a life member of the Council on Foreign Relations. She is an independent director on the Board of Prisa (Promotora de Informaciones, S.A., Spain), where she is a member of the Audit and Executive Committees, and Chairman of the Nominating, Compensation and Corporate Governance Committee. She is also an independent director on the Board of Acciona (Acciona, S.A., Spain) and a member of the Latin America Strategic Advisory Board of Itaú Bank of Brazil. Previously, Ms. Dulá served on the board of The Council of the Americas, Women’s World Banking, The Arsht Center for the Performing Arts and was a member of Young Presidents Organization (YPO). Ms. Dulá ranks fourth on Fortune’s list of the 50 Most Powerful Latinas (2018). She was named among the 100 Most Influential Leaders by Hispanic Business magazine (2011) and the top 30 Business Women by the weekly Latin Business Chronicle (2012). Ms. Dulá was born in Mexico and holds a degree in Economics, Magna Cum Laude, from Harvard University and an M.B.A. from Stanford University.

EXECUTIVE OFFICERS
The following sets forth certain information with respect to the executive officers of the Company, as of the date of this proxy statement. All officers of the Company serve at the pleasure of the Company’s Board of Directors until their successors are elected and qualified. Except for WAPA, InterMedia, Gato, InterMedia Español, Inc., WAPA America, Inc., Cine Latino, Inc. and HMTV Cable, Inc., none of the corporations or other organizations referred to below with which an executive officer has been employed or otherwise associated is a parent, subsidiary, or other affiliate of the Company.
Name	Age	Position
Alan J. Sokol	61	Class III Director, President and Chief Executive Officer
Craig D. Fischer	50	Chief Financial Officer
Alex J. Tolston	39	Executive Vice President, Chief Legal Officer and Corporate Secretary
Jennifer Lopez-Gottardi	43	Controller
Javier Maynulet	46	President and General Manager, WAPA-TV, a division of WAPA (“WAPA-TV”)
Mr. Alan J. Sokol, see Class III Directors above.
Mr. Craig D. Fischer, age 50, has served as our Chief Financial Officer since April 2013. From January 2013 through April 2013, Mr. Fischer served as our Vice President, Treasurer and Secretary. Previously, from 2005 through 2012, Mr. Fischer was a Partner at InterMedia, and was responsible for the acquisitions and oversight of Cinelatino and WAPA, prior to the formation of Hemisphere Media Group, Inc. Prior to joining InterMedia Partners, L.P., Mr. Fischer was Executive Vice President of Business Development and Affiliate Relations at the YES Network where he was one of the founding senior managers and was responsible for overseeing day-to-day operations, managing relationships with major cable and satellite operators and negotiating programming agreements. Prior to YES, Mr. Fischer was Vice President of Business Development at Exodus Communications, Inc., and Vice President of Finance at Global Center Inc. From 1997 to 2000, Mr. Fischer was at Goldman Sachs & Co. as a banker in the Media and Communications group. From 1991 to 1995, Mr. Fischer was a senior accountant and CPA with Ernst & Young, LLP. Mr. Fischer holds an M.B.A. from Columbia Business School and a B.B.A. from the University of Michigan.
Mr. Alex J. Tolston, age 39, has served as the Executive Vice President, Chief Legal Officer and Corporate Secretary of Hemisphere Media Group, Inc. since August 2019. From April 2016 through August 2019, Mr. Tolston served as Executive Vice President, General Counsel and Corporate Secretary and from June 2013 through April 2016 as General Counsel and Corporate Secretary. Before joining the Company, Mr. Tolston was an attorney in the Corporate Department at Paul, Weiss, Rifkind, Wharton & Garrison LLP from 2009 to 2013, representing issuers and underwriters in connection with initial public offerings, secondary offerings and Rule 144A debt offerings, issuers and their boards of directors with respect to reporting and other obligations under the U.S. securities laws and corporate governance and regulatory matters, and public and private equity clients in mergers and acquisitions, corporate finance and debt restructuring transactions. Mr. Tolston began his career at Bear, Stearns & Co., Inc. Mr. Tolston is a member of the Bar of the State of New York and Authorized House Counsel under Chapter 17, Rules Regulating the Florida Bar. Mr. Tolston holds a B.A. from Tulane University and a J.D. from New York Law School.
Ms. Jennifer Lopez-Gottardi, age 43, has served as our Controller since November 2018. Ms. Lopez-Gottardi has 20 years of experience in accounting and financial management. Prior to joining the Company, from July 2013 to October 2018, Ms. Lopez-Gottardi worked as an independent consultant providing support to large publicly traded companies, as well as privately held companies, in technical and complex accounting matters, such as tax restructuring and business combination plans. From July 2002 to July 2013, Ms. Lopez-Gottardi served in several senior accounting roles for Restaurant Brands International, including as Director, SEC Reporting and Investor Relations, Director, Technical & Global Accounting, Senior Manager, Global Accounting and earlier, Senior Financial Analyst, USA Accounting. She was instrumental in building efficiencies and streamlining financial reporting processes as part of global efforts to centralize all overseas accounting responsibilities. Prior to Restaurant Brands International, from 1999 to

2002, Ms. Lopez-Gottardi was a senior associate at Grant Thornton LLP. Ms. Lopez-Gottardi is a CPA and holds an M.B.A. and B.S. in Accounting from Florida International University.
Mr. Javier Maynulet, age 46, has served as the President and General Manager of WAPA-TV since April 2018. From December 2017 through April 2018, Mr. Maynulet served as Chief Operating Officer of WAPA-TV. Mr. Maynulet has over 21 years of financial management and operational experience in media, with a strong focus on Spanish-language television. Prior to joining the Company, Mr. Maynulet served as SVP and Chief Financial Officer of Univision Networks, where he was responsible for financial reporting and planning for the Networks division, as well as several emerging cable networks. From 2009 to 2014, Mr. Maynulet served as the SVP and CFO of Telemundo Media, where he had financial responsibility for the Telemundo Network and Stations, cable networks, digital media, Telemundo International Distribution and Telemundo Studios. He was also responsible for overall controllership, strategic and tactical planning and analysis for Telemundo Media. Prior to Telemundo, Mr. Maynulet held several senior level positions, including SVP, CFO Universal Media Studios & Universal Cable Productions at NBCUniversal and earlier as Director of Finance at NBC owned WTVJ and WSCV in Miami. Mr. Maynulet received the GE Finance Leadership Award in 2008 and was named Most Powerful and Influential Latino in Entertainment by the Imagen Foundation in 2008 and 2013. Mr. Maynulet holds a B.A. in Finance and Information Systems from Boston College.

CORPORATE GOVERNANCE; BOARD ACTIONS; BOARD MEMBER INDEPENDENCE;
COMMITTEES OF THE BOARD OF DIRECTORS
Board Activities
During our fiscal year ended December 31, 2019 (“Fiscal 2019”), our Board of Directors (or “Board”) held four regular meetings, one special meeting and acted by unanimous written consent on two occasions. The independent directors met separately in an executive session immediately following certain meetings of our Audit Committee. Eric C. Neuman, the Chairman of our Audit Committee, presided at the independent director executive sessions of the Board of Directors. No director attended fewer than 75% of the total number of meetings held by the Board of Directors and any committees on which he or she served, with exception only for Ms. Dulá, who was unable, due to a scheduling conflict, to attend a single meeting of the Audit Committee and single meeting of the Board held on November 12, 2019, but in each case was fully updated on all matters prior to such meetings. Ms. Dulá, who was appointed to the Board in May 2019, has attended all other meetings of the Board and Audit Committee held during her time as a director.
Our Board of Directors has affirmatively determined that none of the following directors has a material relationship with the Company (either directly or as a partner, stockholder, or officer of an organization that has a relationship with the Company): Eric C. Neuman, John Engelman, Andrew S. Frey and Sonia Dulá. Our Board of Directors reviews all facts and circumstances that it deems relevant to its review, including the standards set forth in the Company’s Corporate Governance Guidelines, applicable NASDAQ rules and regulations and applicable federal securities laws and regulations to assist it in making determinations of independence. The Board of Directors has determined that the directors referred to above currently meet these standards and qualify as independent. The Board of Directors has made no determination with respect to the remaining directors.
All of our then-current directors attended the 2019 annual meeting of stockholders, with exception only for John Engelman, Eric Zinterhofer and Nina C. Tassler, who were unable, due to scheduling conflicts, to attend the 2019 annual meeting. While our Board of Directors has not adopted a mandatory attendance policy for our annual meetings, directors are encouraged to attend.
Our Board of Directors evaluates the appropriate leadership structure for the Company on an ongoing basis, including whether or not one individual should serve as both Chief Executive Officer and Chairman of our Board of Directors. While the Board of Directors has not adopted a formal policy, we currently separate the positions of Chief Executive Officer and Chairman of our Board of Directors. Alan J. Sokol currently serves as our Chief Executive Officer and Peter M. Kern currently serves as our Chairman of the Board of Directors. The Board of Directors believes that the respective roles of Mr. Sokol and Mr. Kern best utilize their skills and qualifications in the service of the Company at this time. The Board retains the ability to adjust its leadership structure as the needs of the business change, including the appointment of Co-Chairmen, each of whom may exercise the full powers and authorities of the office of Chairman.
Controlled Company
Our Board of Directors has determined that the Company is a “controlled company” within the meaning of the rules and corporate governance standards of NASDAQ, as our controlling stockholders control more than 50% of the Company’s voting power. A controlled company may elect not to comply with certain NASDAQ rules, including (1) the requirement that a majority of our Board consist of independent directors, (2) the requirement that a nominating/corporate governance committee be in place that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities, and (3) the requirement that a compensation committee be in place that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities. We currently avail ourselves of the “controlled company” exemptions. Our Board has determined that it is appropriate not to have a nominating/corporate governance committee or compensation committee because of our relatively limited number of directors, our limited number of senior executives and our status as a “controlled company” under applicable NASDAQ rules. Our Board undertakes the function of both committees.

Committees Established by Our Board of Directors
The Board of Directors has designated two principal standing committees: the Audit Committee and the Executive Committee. The functions of the Audit Committee and Executive Committee and the number of meetings held by each such committee in Fiscal 2019 are noted below.
Audit Committee.   The Audit Committee has been established in accordance with Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and applicable NASDAQ rules, for the overall purpose of overseeing the Company’s accounting and financial reporting processes and audits of our financial statements. The Audit Committee is responsible for monitoring (i) the integrity of our financial statements, (ii) the independent registered public accounting firm’s qualifications and independence, (iii) the performance of our internal audit function and independent auditors (iv) preparing the report that SEC rules require to be included in our Annual Report and (v) our compliance with legal and regulatory requirements, including, without limitation, reviewing and addressing conflicts of interests of directors and executive officers, as well as reviewing and discussing with management and the independent registered public accounting firm, and approving as the case may be, any transactions or courses of dealing with related parties that are required to be disclosed pursuant to Item 404 of Regulation S-K, which is the SEC’s disclosure rules for certain related party transactions. The responsibilities and authority of the Audit Committee are described in further detail in the Charter of the Audit Committee of the Board of Directors of Hemisphere Media Group, Inc., a copy of which is available at our Internet website at www.hemispheretv.com under “Investor Relations—Corporate Governance.” The report of the Audit Committee for Fiscal 2019 is included elsewhere in this proxy statement.
The current members of our Audit Committee are Eric C. Neuman, John Engelman, Andrew S. Frey and Sonia Dulá. Our Audit Committee held eight meetings during Fiscal 2019 (attended in person or by teleconference) and acted by unanimous written consent on no occasions. Our Board of Directors has determined that each of the Audit Committee members is independent, as that term is defined under the independence standards for audit committee members in the Exchange Act and rules thereunder, as amended, and under the listing standards of NASDAQ.
Mr. Neuman is the Chairman of our Audit Committee and is our Audit Committee Financial Expert. Mr. Neuman possesses the attributes of an “audit committee financial expert” set forth in the rules promulgated by the SEC in furtherance of Section 407 of the Sarbanes-Oxley Act of 2002. Mr. Neuman does not serve on the audit committees of any other public companies.
Executive Committee.   The Executive Committee, serves as an administrative committee of the Board of Directors to act upon and facilitate the consideration by senior management and the Board of certain high-level business and strategic matters, including approval of  (i) certain employment and consulting agreements entered into by the Company and compensation paid thereunder (subject to approval of the full Board of Directors, as necessary under applicable rules) and (ii) affiliate agreements entered into by the Company (in each case, subject to approval by the Audit Committee, in the event an agreement is determined to be a related party transaction as set forth in the Company’s Related Person Transactions Policy).
The current members of our Executive Committee are Peter M. Kern, Ernesto Vargas Guajardo and Eric Zinterhofer. Our Executive Committee held no meetings in Fiscal 2019. The Board of Directors has made no determination with respect to the independence of the members of our Executive Committee.
Risk Management and the Board’s Role
The Company’s risk assessment and management function is led by the Company’s senior management, which is responsible for day-to-day management of the Company’s risk profile, with oversight from the Board of Directors and its Committees. Central to the Board of Directors’ oversight function is our Audit Committee. In accordance with the Audit Committee Charter, the Audit Committee is responsible for the oversight of the financial reporting process and internal controls. In this capacity, the Audit Committee is responsible for discussing guidelines and policies governing the process by which senior management of the Company and the relevant departments of the Company, including the internal auditing department, assess and manage the Company’s exposure to risk, as well as the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. In addition to receiving regular reports from management on the Company’s reporting processes and risk profile, the Audit Committee also meets with our independent auditors outside the presence of and without the participation of senior management. With respect to potential risks related to our compensation policies and programs, the Board of Directors acts in the primary oversight role.
Corporate Governance Guidelines and Code of Ethics and Business Conduct
The Board of Directors has adopted Corporate Governance Guidelines to assist it in the exercise of its responsibilities. These Guidelines reflect the Board’s commitment to monitor the effectiveness of policy and decision making both at the Board and management level, with a view to enhancing stockholder value over the long term. The Corporate Governance Guidelines address, among other things, Board composition, director qualifications standards, selection of the Chairman of the Board and the Chief Executive Officer, director responsibilities and the Board committees. The Board of Directors has adopted a Code of Ethics and Business Conduct to provide guidance to all the Company’s directors, officers and employees, including the Company’s principal executive officer, principal accounting officer or controller or persons performing similar functions.
Availability of Corporate Governance Guidelines, Committee Charters, and Code of Ethics
Copies of our (i) Corporate Governance Guidelines, (ii) Audit Committee Charter and (iii) Code of Business Conduct and Ethics are available at our Internet website at www.hemispheretv.com under “Investor Relations—Corporate Governance.” Any stockholder may obtain copies of these documents by sending a written request to Hemisphere Media Group, Inc., 4000 Ponce de Leon Boulevard, Suite 650, Coral Gables, FL 33146, Attention: Investor Relations, by calling us at (917) 639-4951, or by writing to us via e-mail at ir@hemispheretv.com. None of the information posted on our website is incorporated by reference into this proxy statement.
DIRECTOR NOMINATION PROCESS
As stated above, we do not have a nominating/corporate governance committee. The entire Board of Directors performs the function of the nominating/corporate governance committee. Stockholders and members of the Board may, however, submit nominees for election to the Company’s Board of Directors to the entire Board for its consideration.
We do not have a formal policy concerning stockholder recommendations to the Board of Directors. The Board of Directors has determined that it is appropriate to not have such a policy given the infrequency of such recommendations and our status as a “controlled company” under applicable NASDAQ rules. We did not receive any recommendations from stockholders requesting that the Board consider a candidate for inclusion among the slate of nominees in this proxy statement. The absence of such a policy does not mean, however, that a recommendation would not have been considered had one been received. The Board of Directors would consider any candidate proposed in good faith by a stockholder. To do so, a stockholder should send the candidate’s name, credentials, contact information and his or her consent to be considered as a candidate to our Board of Directors at 4000 Ponce de Leon Boulevard, Suite 650, Coral Gables, FL, 33146. See “Communications with the Board” below.
You should note that the foregoing process relates only to bringing potential candidates to the attention of the Board of Directors. This process will not give you the right to directly propose a nominee at any meeting of stockholders.
Under our Amended and Restated By-Laws, stockholders may nominate candidates for election at an annual meeting of stockholders. See “Stockholder Proposals for 2021 Annual Meeting” for details regarding the procedures and timing for the submission of such nominations. Director nominees submitted through this process will be eligible for election at the annual meeting, but information about these candidates will not be included in proxy materials sent to stockholders prior to the meeting, except as described in that section.
In evaluating director nominees, the Board considers the appropriate skills and personal characteristics needed in light of the makeup of the current Board, including considerations of character, integrity, judgment, knowledge, experience and other relevant factors to develop an informed opinion of the candidate’s qualifications and his or her ability and dedication. Other than the foregoing, there are no stated minimum criteria for director nominees, although the Board may also consider such other factors as it may deem are in the best interests of the Company and its stockholders. The Board does, however, believe it is appropriate for at least one member of the Board to meet the criteria for an “audit committee financial expert” as defined by SEC rules and for a “financially sophisticated” audit committee member as defined by NASDAQ rules. The Company also believes it is appropriate for a member or members of the Company’s management to participate as members of the Board.
The Board of Directors identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination. If any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the Board of Directors then identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Board of Directors would be polled for suggestions as to individuals meeting the criteria described above. The Board of directors may also engage in research to identify qualified individuals. To date, the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third party search firm, if appropriate.
Compensation Committee Interlocks and Insider Participation
As noted above, our Board undertakes the function of a nominating/corporate governance committee. None of our executive officers serves, or has served, during the last completed fiscal year, on the compensation committee or board of directors of any other company that has one or more executive officers serving on our Board.
Compensation Committee Report
The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Exchange Act.
The Company does not have a compensation committee. The Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on this review and discussion the Board of Directors has determined that the Compensation Discussion and Analysis be included in this proxy statement for the Annual Meeting of Stockholders.
The foregoing report is furnished by the Board of Directors.
Peter M. Kern (Chairman)
Sonia Dulá
John Engelman
Andrew S. Frey
Ernesto Vargas Guajardo
Leo Hindery, Jr.
James M. McNamara
Eric C. Neuman
Alan J. Sokol
Eric Zinterhofer

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth compensation that the Company’s principal executive officer, principal financial officer, and the next highest paid executive officer of the Company in Fiscal 2019 (collectively, the “NEOs”) earned during the fiscal years ended December 31, 2019 and 2018.
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)	Total ($)
Alan J. Sokol	2019	900,000	—	3,618,000	2,463,250	811,236	86,085	7,878,571
Chief Executive Officer & President	2018	900,000	—	—	—	1,099,557	18,115	2,017,672
Craig D. Fischer	2019	550,008	—	1,507,500	1,108,463	495,755	37,651	3,699,377
Chief Financial Officer	2018	550,008	36,586	—	—	574,390	9,295	1,170,279
Alex J. Tolston	2019	490,575	—	512,500	1,108,463	249,555	3,090	2,364,632
Executive Vice President, Chief Legal Officer & Corporate Secretary	2018	400,000	—	—	—	220,195	39,757	659,952

(1)
On August 13, 2019, Mr. Tolston entered into an amended and restated employment agreement with the Company for the term beginning on April 9, 2019 through April 9, 2022. Mr. Tolston’s base salary is $525,000, which became effective April 9, 2019.

(2)
For Fiscal 2018, Mr. Fischer was awarded a discretionary bonus of  $36,586 in recognition of his contributions and performance.

(3)
The amount reported in this column represents the grant date fair value of restricted stock awards on the date of grant calculated in accordance with FASB ASC Topic 718. Assumptions used in calculating these amounts are described in Note 12 to the Company’s audited financial statements for the year ended December 31, 2019.

(4)
The amount reported in this column represents the grant date fair value of option awards on the date of grant calculated in accordance with FASB ASC Topic 718. Assumptions used in calculating these amounts are described in Note 12 to the Company’s audited financial statements for the year ended December 31, 2019.

(5)
The amount reported in this column represents awards earned based on achievement of performance goals. For Fiscal 2019, the performance goal applicable to Messrs. Sokol, Fischer and Tolston was the achievement of adjusted EBITDA of  $69.20 million. The Company’s actual adjusted EBITDA for Fiscal 2019 was $66.47 million, representing a 96.1% achievement of the Fiscal 2019 goal.

(6)
For Mr. Sokol, the amount reported in this column for (A) Fiscal Year 2019 includes $86,085 of life insurance premiums and (B) Fiscal 2018 includes $18,115 in respect of life insurance premiums. For Mr. Fischer, the amount reported in this column for (A) Fiscal Year 2019 includes (i) $3,051 in respect of long-term disability premiums and (ii) $34,600 of life insurance premiums and (B) Fiscal 2018 includes (i) $3,051 in respect of long-term disability premiums and (ii) $6,244 in respect of life insurance premiums. For Mr. Tolston, the amount reported in this column for Fiscal Year 2019 includes (i) $420 in respect of long-term disability premiums and (ii) $2,670 of life insurance premiums and (B) Fiscal 2018 includes (i) $420 in respect to long-term disability premiums, (ii) $2,670 of life insurance premiums, and (iii) $36,667 of cashed out vacation days.

Narrative to Summary Compensation Table
Employment Agreements
Alan J. Sokol
On October 26, 2016, Mr. Sokol entered into an amended and restated employment agreement with the Company to serve as the Chief Executive Officer and President of the Company for a term beginning on October 26, 2016 through December 31, 2019, which is automatically extended for successive one-year periods, unless either party provides written notice to the other party at least 180 days prior to the expiration of the term of its intent not to extend the employment agreement. Under his employment agreement, Mr. Sokol’s annual base salary is $900,000 and he will be entitled to receive an annual bonus based on the attainment of certain percentages of the Company’s performance goals. Mr. Sokol’s target annual bonus is 100% of base salary based on the achievement of 100% of performance goals, his minimum bonus is 50% of base salary based on the achievement of 80% of performance goals and his maximum bonus is 150% of base salary based on the achievement of at least 110% of performance goals. Actual annual bonuses payable are determined based on linear interpolation between the minimum performance goals and the target performance goals and the target performance goals and the maximum performance goals. In addition, Mr. Sokol is entitled to life and AD&D insurance policies having an aggregate face value of  $5 million paid by the Company. Mr. Sokol’s employment agreement provides for certain severance benefits to be paid in the event of employment termination in certain circumstances, as well as post-termination restrictive covenant provisions, which are described below under “—Potential Payments upon Termination or Change in Control.”
Craig D. Fischer
On October 26, 2016, Mr. Fischer entered into an amended and restated employment agreement with the Company to serve as the Chief Financial Officer of the Company (“CFO”) for a term beginning on October 26, 2016 through December 31, 2019, which is automatically extended for successive one-year periods, unless either party provides written notice to the other party at least 180 days prior to the expiration of the term of its intent not to extend the employment agreement. Under his employment agreement, Mr. Fischer’s annual base salary is $550,000 and he will be entitled to receive an annual bonus based on the attainment of certain percentages of the Company’s performance goals. Mr. Fischer’s target annual bonus is 100% of base salary based on the achievement of 100% of performance goals, his minimum bonus is 50% of base salary based on the achievement of 80% of performance goals and his maximum bonus is 110% of base salary based on the achievement of at least 110% of performance goals. Actual annual bonuses payable are determined based on linear interpolation between the minimum performance goals and the target performance goals and the target performance goals and the maximum performance goals. Mr. Fischer’s employment agreement also provides that, if at any time Mr. Fischer’s unused vacation exceeds 8 weeks, the excess above 8 weeks will be paid to Mr. Fischer at the end of the calendar quarter in which such excess occurred.
Mr. Fischer’s employment agreement provides for certain severance benefits to be paid in the event of employment termination in certain circumstances, as well as post-termination restrictive covenant provisions, which are described below under “—Potential Payments upon Termination or Change in Control.”
Alex J. Tolston
On August 13, 2019, Mr. Tolston entered into an amended and restated employment agreement with the Company, effective as of April 9, 2019, to serve as the Executive Vice President, Chief Legal Officer and Corporate Secretary of the Company. The current term expires on April 9, 2022, which is automatically extended for successive one-year periods, unless either party provides written notice to the other party at least 180 days prior to the expiration of the term of its intent not to extend the employment agreement. Under his employment agreement, Mr. Tolston’s annual base salary is $525,000 and he will be entitled to receive an annual bonus based on the attainment of certain percentages of the Company’s performance goals that are substantially consistent with, and no less favorable than, the performance goals applicable to the annual bonus of the CEO and CFO. Mr. Tolston’s target annual bonus is 50% of base salary based upon the achievement of 100% of performance goals, his minimum bonus is 37.5% of base salary based on the achievement of 80% of performance goals and his maximum bonus is 62.5% of base salary based on the achievement of at least 110% of performance goals. Actual annual bonuses payable are determined based on linear interpolation between the minimum performance goals and the target performance goals and the target performance goals and the maximum performance goals. In addition, Mr. Tolston is entitled to life and AD&D insurance policies having an aggregate face value of  $1 million paid by the Company.
Mr. Tolston’s employment agreement provides for certain severance benefits to be paid in the event of employment termination in certain circumstances, as well as post-termination restrictive covenant provisions, which are described below under “—Potential Payments upon Termination or Change in Control.”
Non-Binding Stockholder Advisory Votes
The Company’s executive compensation program received substantial stockholder support and was approved, on an advisory basis, by 98% of stockholders voting on the proposal at the 2019 Annual Meeting of Stockholders. In 2017, 100% of the Company’s stockholders indicated their preference, on an advisory basis, to conduct the advisory vote on executive compensation every year. The Board values stockholder feedback on all governance matters, including executive compensation. As a result, the Company has included materials in this proxy statement to conduct an advisory stockholder vote on the Company’s executive compensation program.
Outstanding Equity Awards at 2019 Fiscal Year-End
The following table sets forth the number of unexercised options and outstanding restricted stock held by the NEOs at December 31, 2019.
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock that Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)(1)
Alan J. Sokol	487,500	—	—	10.20	4/9/2023	—	—
	300,000	—	—	11.90	11/10/2026	—	—
	—	500,000(2)	—	12.06	8/13/2029	300,000(2)	4,455,000
Craig D. Fischer	300,000	—	—	10.20	4/9/2023	—	—
	150,000	—	—	11.90	11/10/2026	—	—
	—	225,000(2)	—	12.06	8/13/2029	125,000(2)	1,856,250
Alex J. Tolston	150,000	—	—	10.20	4/9/2023	—	—
	200,000	—	—	11.90	11/10/2026	—	—
	—	225,000(3)	—	12.06	8/13/2029	42,500(3)	631,125

(1)
Market value based on the closing price of a share of our Class A common stock on December 31, 2019 (the last trading day of Fiscal 2019).

(2)
These options and restricted shares vest in equal annual installments on each of the first three anniversaries of April 5, 2019.

(3)
These options and restricted shares vest in equal annual installments on each of the first three anniversaries of April 9, 2019.

Potential Payments Upon Termination of Employment or Change in Control
Severance Payments and Benefits under Employment Agreements
All of our NEOs are entitled to certain severance benefits following termination of employment as described below. No severance payments or benefits are payable in the event of termination for cause or resignation without good reason. All severance payments and benefits are conditioned upon the execution by the executive of a release of claims against the Company and the NEO’s continued compliance with the restrictive covenants contained in the executive’s employment agreement. All of the NEO’s employment agreements require the executive not to disclose at any time confidential information of the Company or any third party to which the Company has a duty of confidentiality and to assign to the Company all intellectual property developed during employment. In addition, the executive may not make disparaging statements about the Company. All our NEOs are required during employment and for one year thereafter not to compete with the Company and are required not to solicit the employees of the Company. In the case of Mr. Maynulet, references to the “Company” in this paragraph mean WAPA.
Alan J. Sokol, Craig D. Fischer and Alex J. Tolston
For Messrs. Sokol, Fischer and Tolston, if the executive’s employment is terminated by the Company without cause (defined below) or by the executive for good reason (defined below), the executive will be entitled to: (i) an amount equal to one times his base salary and target bonus and (ii) a prorated amount of the actual annual bonus he would have received had he remained employed through the year of his termination (a “Prorated Bonus”). The severance payment will be paid during the 12-month period immediately following termination in substantially equal installments, and the prorated bonus will be paid on the date that other executives are paid their annual bonuses in respect of the year in which the executive’s termination occurs.

For Messrs. Sokol, Fischer and Tolston, if the executive’s employment is terminated by the Company without cause or by the executive for good reason within 60 days before, or 12 months following a change in control (defined below), the executive will be entitled to: (i) an amount equal to two times his base salary and target bonus and (ii) a prorated amount of the target bonus he would have been eligible to receive in the year of his termination (a “Prorated Target Bonus”). The severance payment and prorated bonus will be paid in cash in a lump sum within 30 days following the execution of the release of claims that has become irrevocable by its terms.
For Messrs. Sokol, Fischer and Tolston, if the executive’s employment is terminated due to the Company’s election not to renew his employment agreement prior to a change in control, the executive will be entitled to: (A) for Mr. Sokol, (i) an amount equal to one times his base salary and target bonus and (ii) the Prorated Bonus; (B) for Mr. Fischer, (i) base salary continuation for 6 months and (ii) the Prorated Bonus; and (C) for Mr. Tolston, (i) base salary continuation for 6 months, (ii) the Prorated Bonus and (iii) the Prorated Target Bonus.
For Messrs. Sokol, Fischer and Tolston, if the executive’s employment is terminated due to the Company’s election not to renew his employment agreement following a change in control, the executive will be entitled to: (i) an amount equal to one-and-one-half times his base salary and target bonus and (ii) the Prorated Target Bonus.
If the executive is terminated due to death or disability, the executive or his estate will be entitled to receive the Prorated Bonus.
In addition to the payments set forth above, upon the termination of the executive’s employment without “cause” or for “good reason”, by reason of death or disability or the expiration of the term of the employment agreement, the executive will be entitled to reimbursements for COBRA premiums that the executive incurs as a result of his (or his eligible dependents’) election to continue participating in the Company’s medical and dental plans following his termination for a period of  (x) 12 months, if such termination occurs prior to a “change in control,” or (y) 18 months, if such termination occurs following a “change in control,” but in each case only until the executive enrolls in the medical and dental plans offered by a subsequent employer.
For purposes of the employment agreements, “cause” generally means: (i) executive’s willful refusal to perform his duties for the Company, (ii) in carrying out his duties under the employment agreement, executive engages in willful misconduct, or gross neglect, that in either case causes material economic harm to the Company’s business or reputation, or (iii) executive is convicted of, or enters a plea of guilty or nolo contendere to, a felony and such conviction or plea has a material adverse effect on his ability to perform his duties for the Company or causes material harm to the Company or its affiliates.
For purposes of the employment agreements, “good reason” generally means the occurrence of any of the following events without executive’s prior express written consent: (i) any reduction in executive’s base salary or target bonus, or any material diminution in executive’s authorities, titles or offices, or the assignment to him of duties that materially impair his ability to perform his duties; (ii) any change in the reporting structure so that executive reports other than to the Board, CEO or CFO (as applicable) or the Executive Committee of the Board (as applicable); (iii) any relocation of executive’s principal place of employment; (iv) any material breach by the Company, or any of its affiliates, of any material obligation to executive; or (v) the failure of the Company to obtain the assumption in writing of its obligation to perform the employment agreement by any successor to all or substantially all of the business and assets of the Company within 15 days after any merger, consolidation, sale or similar transaction.
For purposes of the employment agreements, “change in control” generally means (i) the acquisition by any person of beneficial ownership of 30% or more (on a fully diluted basis) of either (A) the then outstanding shares of common stock of the Company or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote in the election of directors, (ii) a change in the composition of the Board such that members of the Board during any consecutive 12-month period cease to constitute a majority of the Board, (iii) the approval by the stockholders of the Company of a plan of complete dissolution or liquidation of the Company, or (iv) the consummation of a reorganization, recapitalization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or sale, transfer or other disposition of all or substantially all of the business or assets of the Company to an entity that is not an affiliate of the Company.

Equity Vesting
If Messrs. Sokol’s, Fischer’s or Tolston’s employment is terminated by the Company without cause (as defined in his employment agreement), due to death or disability, on the expiration date of his employment agreement or if the executive terminates his employment for good reason (as defined in his employment agreement), then all unvested time-based stock options and restricted shares fully accelerate and become 100% vested.
Estimated Payments Upon Termination of Employment or Change in Control
The table below shows the severance payments and benefits that each NEO would receive upon (1) death or disability, (2) termination without cause, (3) termination with good reason, (4) termination without cause within 60 days prior to or 12 months following a change in control, (5) termination with good reason within 60 days prior to or 12 months following a change in control, (6) non-renewal by the Company prior to a change in control, (7) non-renewal by the Company following a change in control or (8) the expiration of the employment term. None of the NEOs are entitled to a payment upon a change in control absent a termination of employment. The amounts are calculated as if the date of termination (and change in control where applicable) occurred on December 31, 2019.
Name	Death or Disability ($)	Termination without cause ($)	Termination with good reason ($)	Termination without cause within 60 days prior to or 12 months following a change in control ($)	Termination with good reason within 60 days prior to or 12 months following a change in control ($)	Non-renewal by the Company prior to a change in control ($)	Non-renewal by the Company following a change in control ($)	Expiration Date of Employment Agreement ($)
Alan J. Sokol
Severance	939,276(1)	2,726,184(2)	2,726,184(2)	4,539,276(3)	4,539,276(3)	2,726,184(2)	3,639,276(4)	39,276(9)
Stock Options	1,395,000(7)	1,395,000(7)	1,395,000(7)	1,395,000(7)	1,395,000(7)	1,395,000(7)	1,395,000(7)	1,395,000(7)
Restricted Shares	4,455,000(8)	4,455,000(8)	4,455,000(8)	4,455,000(8)	4,455,000(8)	4,455,000(8)	4,455,000(8)	4,455,000(8)
Craig D. Fischer
Severance	597,268(1)	1,681,520(2)	1,681,520(2)	2,797,284(3)	2,797,284(3)	856,516(5)	2,247,280(4)	47,268(9)
Stock Options	627,750(7)	627,750(7)	627,750(7)	627,750(7)	627,750(7)	627,750(7)	627,750(7)	627,750(7)
Restricted Shares	1,856,250(8)	1,856,250(8)	1,856,250(8)	1,856,250(8)	1,856,250(8)	1,856,250(8)	1,856,250(8)	1,856,250(8)
Alex J. Tolston
Severance	301,614(1)	1,076,076(2)	1,076,076(2)	1,876,614(3)	1,876,614(3)	813,576(6)	1,482,864(4)	39,114(8)
Stock Options	627,750(7)	627,750(7)	627,750(7)	627,750(7)	627,750(7)	627,750(7)	627,750(7)	627,750(7)
Restricted Shares	631,125(8)	631,125(8)	631,125(8)	631,125(8)	631,125(8)	631,125(8)	631,125(8)	631,125(8)

(1)
Represents a prorated bonus based on actual performance equal to the full Fiscal 2019 target bonus, and 18 months’ of COBRA premiums at $2,182/month, $2,626/month and $2,173/month for Messrs. Sokol, Fischer and Tolston, respectively. If termination occurs prior to a change in control the amounts reflected above would be reduced by 6 months’ of COBRA premiums.

(2)
Represents cash severance payment of an amount equal to one times the sum of executive’s base salary and Fiscal 2019 target bonus, a prorated bonus based on actual performance equal to the full Fiscal 2019 target bonus, and 12 months’ of COBRA premiums at $2,182/month, $2,626/month and $2,173/month for Messrs. Sokol, Fischer and Tolston, respectively.

(3)
Represents cash severance payment of an amount equal to two times the sum of executive’s base salary and Fiscal 2019 target bonus, a prorated bonus based on actual performance equal to the full Fiscal 2019 target bonus, and 18 months’ of COBRA premiums at $2,182/month, $2,626/month and $2,173/month for Messrs. Sokol, Fischer and Tolston, respectively. If termination occurs prior to a change in control the amounts reflected above would be reduced by 6 months’ of COBRA premiums.

(4)
Represents cash severance payment of an amount equal to one-and-one-half times the sum of executive’s base salary and Fiscal 2019 target bonus, a prorated bonus equal to the full Fiscal 2019 target bonus, and 18 months’ of COBRA premiums at $2,182/month, $2,626/month and $2,173/month for Messrs. Sokol, Fischer and Tolston, respectively.

(5)
Represents cash severance payment of an amount equal to 6 months’ base salary continuation, a prorated bonus based on actual performance equal to the full Fiscal 2019 target bonus, and 12 months’ of COBRA premiums at $2,626/month.

(6)
Represents cash severance payment of an amount equal to 6 months’ base salary continuation, a prorated bonus based on actual performance equal to the full Fiscal 2019 target bonus, a prorated bonus equal to the full Fiscal 2019 target bonus and 12 months’ COBRA premiums at $2,173 month.

(7)
Represents the cash-out value of all unvested options as of the last trading day of the 2019 fiscal year, less the exercise price. For purposes hereof, a non-renewal by the Company is treated as a termination without cause.

(8)
Represents the market value of all unvested restricted shares as of the last trading day of the 2019 fiscal year. For purposes hereof, a non-renewal by the Company is treated as a termination without cause.

(9)
Represents 18 months’ of COBRA premiums at $2,182/month, $2,626/month and $2,173/month for Messrs. Sokol, Fischer and Tolston, respectively. If termination occurs prior to a change in control the amounts reflected above would be reduced by 6 months’ of COBRA premiums.

Director Compensation for Fiscal 2019
Each non-employee director (other than our Vice Chairman, Mr. McNamara)receives an annual cash retainer of  $40,000, the Chair of the Audit Committee receives an additional annual cash retainer of  $10,000 and the other members of the Audit Committee each receive an additional annual cash retainer of  $5,000. In addition to the cash compensation, each non-employee director receives an annual grant of restricted stock equal to that number of shares of our Class A common stock with a value on the date of grant of approximately $100,000 (or $300,000 in the case of the Chairman of the Board). The restricted stock grants vest on the day prior to the Company’s annual stockholders meeting following the grant.
The Company has engaged Mr. McNamara to provide certain consulting services to the Company and its affiliates for an average of 15 hours per week. For his consulting services, Mr. McNamara is entitled to an annual consulting fee of  $175,000 (paid monthly), a discretionary annual bonus of up to $50,000, payment of health insurance premiums and Company-provided office and parking space.
The following table sets forth compensation earned by the Company’s directors during the year ended December 31, 2019.
Name	Fees Earned or Paid in Cash ($)(1)	Fees Waived Pursuant to Director Charity Program ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	All Other Compensation ($)(5)	Total ($)
Sonia Dulá(6)	—	—	92,992	—	—	92,992
John Engelman(7)	45,000	—	100,002	—	—	145,002
Andrew S. Frey(8)	—	45,000	100,002	—	—	145,002
Leo Hindery, Jr.	40,000	—	100,002	—	—	140,002
Peter M. Kern(9)	—	40,000	300,006	—	—	340,006
James McNamara	—	—	241,200	246,325	269,037	756,562
Eric C. Neuman(10)	50,000	—	100,002	—	—	150,002
Alan J. Sokol(11)	—	—	—	—	—	—
Nina Tassler(12)	—	40,000	—	—	—	40,000
Ernesto Vargas Guajardo	40,000	—	100,002	—	—	140,002
Eric Zinterhofer	—	40,000	100,002	—	—	140,002

(1)
Compensation is awarded to our directors on a per service year basis with a service year calculated as the period beginning on the date of the annual stockholders meeting and ending on the day prior to the immediately succeeding annual stockholders meeting. Accordingly, the compensation earned by the Company’s directors during the year ended December 31, 2019 is in respect of the 2018/2019 service year which began on the date of the Company’s 2018 annual stockholders meeting and concluded on the day prior to the 2019 annual stockholders meeting. All directors’ fees are paid immediately before the annual stockholders meeting.

(2)
In 2017, the Company’s Board of Directors approved the adoption of a director charity program whereby non-employee directors may elect, on an annual basis, to forego all or a portion of their annual compensation (in the form of their restricted stock and/or cash compensation) for the applicable service year in favor of having such foregone compensation donated to one or more charitable organizations as selected by a charity committee made up of the executive officers of the Company.

(3)
The amount reported in this column represents the grant date fair value of restricted stock awards on the date of grant calculated in accordance with FASB ASC Topic 718. Assumptions used in calculating these amounts are described in Note 12 to our audited financial statements for the year ended December 31, 2019. As of December 31, 2019, each of Ms. Dula and Messrs. Engelman, Frey, Hindery, Jr., Neuman, Vargas Guajardo and Zinterhofer each had 6,873 restricted shares outstanding; Mr. Kern had 20,619 restricted shares outstanding; and Mr. McNamara had 20,000 restricted shares outstanding that vest in equal annual installments on the first three anniversaries of April 9, 2019. All restricted shares received by Mr. Zinterhofer and Mr. Frey from the Company as equity awards have been transferred and are owned by Searchlight Capital Partners, L.P., a Delaware limited partnership (“SCP LP”).
(4)
The amount reported in this column represents the grant date fair value of option awards on the date of grant calculated in accordance with FASB ASC Topic 718. Assumptions used in calculating these amounts are described in Note 12 to our audited financial statements for the year ended December 31, 2019. As of December 31, 2019, Mr. McNamara had 400,000 unexercised stock options outstanding, of which 50,000 are scheduled to vest in equal annual installments on the first three anniversaries of April 9, 2019.

(5)
For Mr. McNamara, the amounts reported include $175,000 in consulting fees, $44,037 in health insurance premium payments and a bonus of  $50,000.

(6)
Ms. Dulá has served on the Company’s Board and Audit Committee since May 21, 2019.

(7)
Mr. Engelman is a member of our Audit Committee.

(8)
Mr. Frey is a member of our Audit Committee.

(9)
Mr. Kern is the Chairman of the Board.

(10)
Mr. Neuman is the Chairman of our Audit Committee.

(11)
As an employee of the Company during Fiscal 2019, Mr. Sokol received no additional compensation for his service as a director of the Company.

(12)
Ms. Tassler resigned from the Board on December 6, 2019.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth information regarding beneficial ownership of each class of common stock as of April 7, 2020 by:
•
each person (including any “group” as that term is used in Section 13(d)(3) of the Exchange Act) who is known by us to beneficially own more than 5% of the outstanding shares of either class of our capital stock (each, a “5% Stockholder”);

•
our named executive officers for Fiscal 2019;

•
each of our directors serving as of April 7, 2020; and

•
all directors and executive officers serving as of April 7, 2020 as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. Determinations as to the identity of 5% Stockholders is based upon filings with the SEC and other publicly available information. Except as otherwise indicated, we believe, based on the information furnished or otherwise available to us, that each person or entity named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws. The percentage of beneficial ownership set forth below is based upon 20,128,666 shares of Class A common stock and 19,720,381 shares of Class B common stock issued and outstanding as of the close of business on April 7, 2020. In computing the number of shares of capital stock beneficially owned by a person, the percentage ownership of that person, and voting power as a percentage of all capital stock of Hemisphere, shares of Class B common stock, shares of restricted Class A common stock and shares of Class A common stock subject to option exercises held by that person that are currently expected to vest within 60 days of April 7, 2020, are deemed outstanding. These shares are not, however, deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Hemisphere Media Group, Inc., 4000 Ponce de Leon Boulevard, Suite 650, Coral Gables, FL 33146.
Name and Address of Beneficial Owner	Shares of Class A Common Stock Beneficially Owned(1)	Percentage of Class A Common Stock Beneficially Owned(1)	Shares of Class B Common Stock Beneficially Owned(1)	Percentage of Class B Common Stock Beneficially Owned(1)	Voting Power(2)
5% Stockholders
Gato Investments LP(3)	15,744,913(3)	43.9%(3)	15,744,913	79.8%	72.4%
Cinéma Aeropuerto, S.A. de C.V.(4)	2,725,654(5)	11.9%(5)	2,725,654	13.8%	12.5%
Fine Capital Partners, L.P.(6)	2,046,955(6)	10.2%(6)	—	—	*
Azteca Acquisition Holdings, LLC(7)	1,353,264(7)	6.7%(7)	—	—	*
Named Executive Officers and Directors
Peter M. Kern(3)	16,565,419(8)	45.4%(8)	16,394,913	83.1%	75.5%
Sonia Dulá	6,873	*	—	—	*
John Engelman	91,761	*	—	—	*
Craig D. Fischer	867,869(9)	4.2%(9)	—	—	*
Andrew Frey	—(10)	*(10)	—	—	*
Leo Hindery, Jr.	56,837	*	—	—	*
Javier Maynulet	78,704(11)	*(11)	—	—	*
James M. McNamara	1,011,481(12)	4.8%(12)	599,814	3.0%	2.9%
Eric C. Neuman	56,837	*	—	—	*
Alan J. Sokol	1,641,638(13)	7.8%(13)	—	—	*
Alex J. Tolston	503,297(14)	2.4%(14)	—	—	*
Ernesto Vargas Guajardo	56,837	*	—	—	*
Eric Zinterhofer	—(10)	*(10)	—	—	*
All directors and executive officers as a group (14 persons)	20,945,887(15)	53.1%(15)	16,994,727	86.2%	79.2%

*
Indicates percentage is less than 1%.

(1)
The amounts and percentages of our common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. Under these rules, more than one person may be deemed to be a beneficial owner of such securities as to which such person has an economic interest.

(2)
Column reflects each party’s voting power as a percentage of the voting power of all of Hemisphere’s outstanding capital stock. Our Class B common stock votes on a 10 to 1 basis with our Class A common stock.

(3)
Gato Investments LP, a Delaware limited partnership (“Gato”), may be deemed to beneficially own 15,744,913 shares of our Class A common stock that are issuable upon conversion of our Class B common stock. Gemini Latin Holdings, LLC, a Delaware limited liability company (“Gemini”), is the general partner of Gato. Peter M. Kern is the controlling person of Gemini. By virtue of the relationships between and among Gato, Gemini and Mr. Kern, each of Gato, Gemini and Mr. Kern may be deemed to share the power to direct the voting and disposition of the 15,744,913 shares of Class A common stock beneficially owned by Gato. Each of Gemini and Mr. Kern disclaims beneficial ownership of the shares of Class A common stock beneficially owned by such persons, except to the extent of its or his pecuniary interest therein. The principal business address for each of the Gemini, Gato and Mr. Kern is c/o InterMedia Partners, L.P. 405 Lexington Avenue, 48th Floor New York, NY 10174.

(4)
The information set forth herein is based solely on information contained in Amendment No.5 to Schedule 13D filed by the following persons on April 4, 2018: (i) Cinema Aeropuerto, S.A. de C.V., (“Cinema Aeropuerto”); (ii) UTRERA, S.A.P.I. de C.V (“UTRERA”); (iii) Grupo MVS, S.A. de C.V. (“Grupo MVS”); and (iv) SANTANDER Trust Agreement Number 2003914 (the “Trust”). UTRERA owns a controlling interest in Cinema Aeropuerto. Grupo MVS is the beneficial owner of a controlling interest in each of Cinema Aeropuerto and UTRERA. The Trust , directly and indirectly, owns a 98.06% interest in Grupo MVS. Certain individuals of the Vargas Guajardo family (in their capacity as controlling shareholders in the capital stock of Grupo MVS through the Trust), UTRERA, Grupo MVS and the Trust, may be deemed to have shared dispositive power and shared voting power over, and thus to beneficially own, all of the ordinary shares owned by Cinema Aeropuerto. The corresponding members of the Vargas Guajardo family, UTRERA, Grupo MVS and the Trust disclaim beneficial ownership of the shares held by Cinema Aeropuerto, except to the extent of their pecuniary interest therein. The business address of Cinema Aeropuerto, UTRERA, and Grupo MVS is Boulevard Manuel Ávila Camacho 147, Chapultepec Morales, Ciudad de México, D.F. 11510. The business address of the Trust is Vasco de Quiroga # 3900, Torre B, Piso 2, Lomas de Santa Fe.

(5)
Represents 2,725,654 shares of our Class A common stock that are issuable upon conversion of our Class B common stock. Our Class B common stock is convertible in whole or in part at any time at the holder’s election into an equal number of fully paid and non-assessable shares of Class A common stock.

(6)
The information set forth herein is based solely on information contained in Amendment No. 5 to Schedule 13G filed by the following persons on February 13, 2020: (i) Fine Capital Partners, L.P., a Delaware limited partnership, which, as the investment manager of private funds, may be deemed to beneficially own 2,046,955 shares of our Class A common stock held in the accounts of such funds; (ii) Fine Capital Advisors, LLC, a Delaware limited liability company, which, by virtue of its role as the general partner of Fine Capital Partners, L.P. may be deemed to beneficially own the shares of our Class A common stock beneficially owned by Fine Capital Partners, L.P.; (iii) Debra Fine, a United Stated citizen who, by virtue of her role as the manager of Fine Capital Advisors, LLC, may be deemed to beneficially own the shares of our Class A common stock beneficially owned by Fine Capital Advisors, LLC; and (iv) Adom Partners, L.P., a Delaware limited partnership. The business address of each of Fine Capital Partners, L.P., Fine Capital Advisors, LLC, Debra Fine and Adom Partners, L.P. is 590 Madison Avenue, 27th Floor, New York, NY 10022.

(7)
Gabriel Brener, a former director of the Company who served through May 2017, is the sole member and a director of Azteca Acquisition Holdings, LLC (“AAH”) and is the manager of Brener International Group, LLC (“BIG”), which is manager managed. By virtue of the relationships between and among AAH, BIG and Mr. Brener, each of AAH, BIG and Mr. Brener may be deemed to share the power to direct the voting and disposition of 1,353,264 shares of our Class A common stock beneficially owned by Mr. Brener, which includes (i) 1,312,848 shares of our Class A common stock directly held by AAH, (ii) 7,500 shares of our Class A common stock directly held by BIG, (iii) 32,516 shares of our Class A common stock directly held by Mr. Brener, and (iv) 400 shares of our Class A common stock held by Mr. Brener’s minor children.

(8)
Includes (i) 650,000 shares of our Class A common stock that are issuable upon conversion of our Class B common stock, and (ii) shares directly held by Gato, reported in footnote 3 above.

(9)
Includes (i) 83,333 shares of restricted Class A common stock which will vest, subject to certain exceptions, in equal annual installments on the second and third anniversaries of April 5, 2019, (ii) options to purchase 300,000 shares of our Class A common stock at $10.20 per share, (iii) options to purchase 150,000 shares of our Class A common stock at $11.90 per share, and (iv) options to purchase 75,000 shares of our Class A common stock at $12.06 per share.

(10)
All restricted shares received by Mr. Zinterhofer and Mr. Frey from the Company as equity awards have been transferred and are owned by SCP LP.

(11)
Includes (i) 18,333 shares of restricted Class A common stock which will vest, subject to certain exceptions, on December 1, 2020; and (ii) options to purchase 36,667 shares of our Class A common stock at $11.35 per share.

(12)
Includes (i) 20,000 shares of restricted Class A common stock which will vest, subject to certain exceptions, in equal annual installments on the first three anniversaries of April 9, 2019, (ii) options to purchase 250,000 shares of our Class A common stock at $15.00 per share, (iii) options to purchase 100,000 shares of our Class A common stock at $11.95 per share, (iv) options to purchase 16,667 shares of our Class A common stock at $12.06 per share, and (v) 599,814 shares of our Class A common stock which are issuable upon conversion of our Class B common stock.

(13)
Includes (i) 333,333 shares of restricted Class A common stock which will vest, subject to certain exceptions, in equal annual installments on the second and third anniversaries of April 5, 2019; (ii) options to purchase 487,500 shares of our Class A common stock at $10.20 per share, (iii) options to purchase 300,000 shares of our Class A common stock at $11.90 per share; and (iv) options to purchase 166,667 shares of our Class A common stock at $12.06 per share.

(14)
Includes (i) 42,500 shares of restricted Class A common stock which will vest, subject to certain exceptions, in equal annual installments on the first three anniversaries of April 9, 2019; (ii) options to purchase 150,000 shares of our Class A common stock at $10.20 per share; (iii) options to purchase 200,000 shares of our Class A common stock at $11.90 per share; and (iv) options to purchase 75,000 shares of our Class A common stock at $12.06 per share.

(15)
In addition to information set forth above for each director and named executive officer amount reported includes options to purchase 8,334 shares of our Class A common stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our directors, officers, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Based solely upon review of Forms 3, 4, and 5 (and amendments thereto) furnished to us during or in respect of Fiscal 2019 and written representations from certain reporting persons, we believe that all Section 16(a) filing requirements applicable to our directors, executive officers, and 10% stockholders were satisfied in a timely manner during Fiscal 2019.

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information with respect to compensation plans under which our equity securities are authorized for issuance as of December 31, 2019:
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) (b)
Equity compensation plans approved by security holders	3,855,000	$11.72	1,247,200
Equity compensation plans not approved by security holders	—	—	—
Total	3,855,000	$11.72	1,247,200
On May 16, 2016, our board of directors approved the adoption of the Hemisphere Media Group, Inc. Amended and Restated 2013 Equity Incentive Plan (the “Equity Incentive Plan”) pursuant to which incentive compensation and performance compensation awards may be provided to our employees, directors, officers, consultants or advisors or our subsidiaries or their respective affiliates. The Equity Incentive Plan authorizes the issuance of up to 7.2 million shares of our Class A common stock. The number of securities remaining available for issuance in column (b) of the table above reflects our issuance of certain shares of restricted Class A common stock in connection with grants authorized by our board of directors. The description of the Equity Incentive Plan above is qualified in its entirety by reference to the full text of the Equity Incentive Plan.

AUDIT COMMITTEE REPORT
The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Exchange Act.
Our Audit Committee consists of Eric C. Neuman, John Engelman, Andrew S. Frey and Sonia Dulá. The Audit Committee operates under, and has the responsibility and authority set forth in, the written charter adopted by the Board of Directors, which can be viewed on our website, www.hemispheretv.com, under “Investor Relations—Corporate Governance.” The Audit Committee has reviewed and reassessed the adequacy of our Audit Committee Charter.
The Audit Committee Charter adopted by the Board of Directors incorporates requirements mandated by the Sarbanes-Oxley Act of 2002 and the NASDAQ listing standards. All members of the Audit Committee are independent as defined by SEC rules and NASDAQ listing standards. At least one member of the Audit Committee is an “audit committee financial expert” as defined by SEC rules.
Management is responsible for our internal controls and the financial reporting process. Our independent registered public accounting firm, RSM US LLP, is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards in the United States of America and auditing the Company’s internal control over financial reporting and issuing their reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.
In this context, the Audit Committee has reviewed and discussed with management and RSM US LLP the audited consolidated financial statements for the fiscal year ended December 31, 2019, management’s assessment of the effectiveness of the Company’s internal control over financial reporting, and RSM US LLP’s audit of the Company’s internal control over financial reporting. The Audit Committee has discussed with RSM US LLP the matters that are required to be discussed by Statement on Auditing Standards No. 1301, as amended (Communication With Audit Committees). In addition, RSM US LLP has provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and the Audit Committee has discussed with RSM US LLP their firm’s independence. The Audit Committee has concluded that RSM US LLP’s provision of audit and non-audit services to Hemisphere and its affiliates is compatible with RSM US LLP’s independence.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the fiscal year ended December 31, 2019 be included in our Annual Report on Form 10-K filed with the SEC for that year. The Audit Committee also recommended to the Board of Directors that RSM US LLP be appointed as our independent registered public accounting firm for Fiscal 2020.
The foregoing report is furnished by the Audit Committee of the Board of Directors.
AUDIT COMMITTEE
Eric C. Neuman, Chairman
John Engelman
Andrew S. Frey
Sonia Dulá

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE
Review, Approval or Ratification of Transactions with Related Persons
The Company’s policies and procedures for review and approval of related-person transactions appear in our Code of Business Conduct and Ethics and our Related Person Transactions Policy.
We have established policies and procedures for the review, approval and/or ratification of related party transactions. Under its charter, the Audit Committee approves all related party transactions required to be disclosed in our public filings and all transactions involving executive officers, directors of the Company that are required to be approved by the Audit Committee under the Company’s Code of Business Conduct and Ethics and Related Person Transactions Policy. Under our procedures, our executive officers and directors provide our Chief Legal Officer with the details of any such proposed transactions, arrangements or relationships. Proposed transactions, arrangements or relationships are then presented to our Audit Committee for review, discussion and approval. The Audit Committee may, in its discretion, request additional information from the director or executive officer involved in the proposed transaction or from management prior to granting approval for a related party transaction. All other related party transactions by individuals subject to our Code of Business Conduct and Ethics and our Related Person Transactions Policy must be approved by our Audit Committee.
The Company’s Chief Legal Officer, Chief Financial Officer and other members of our financial accounting department monitor transactions for an evaluation and determination of potential related person transactions that would need to be disclosed in the Company’s periodic reports or proxy materials under generally accepted accounting principles and applicable SEC rules and regulations.
Related Person Transactions Policy
For the purposes of our related person transaction policy, a “Related Person Transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant and the amount involved exceeds $120,000, and in which any Related Person (as defined below) had, has or will have a direct or indirect material interest.
For purposes of our related person transaction policy, a “Related Person” means:
1.
any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director or executive officer of the Company or a nominee to become a director of the Company;

2.
any person (including any “group” as that term is used in Section 13(d)(3) of the U.S. Securities Exchange Act of 1934) who is known to be the beneficial owner of more than 5% of any class of the Company’s voting securities;

3.
any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner; and

4.
any firm, corporation or other entity in which any of the forgoing persons is employed or is a partner or a principal or in a similar position or in which such person has 10% or greater beneficial ownership interest.

“Related Person Transactions” shall exclude all employment relationships or transactions involving an executive officer and any related compensation resulting solely from that employment relationship which have been reviewed and approved by the Company’s Board of Directors or group of independent directors of the Company acting as a compensation committee or performing a similar function.
Transactions with Related Persons
The Company has various agreements with MVS Multivision Digital S. de R.L. de C.V. and its affiliates (collectively “MVS”), a Mexican media and television conglomerate, which has directors and stockholders in common with the Company as follows:

•
MVS provides Cinelatino with satellite and support services including origination, uplinking and satellite delivery of two feeds of Cinelatino’s channel (for U.S. and Latin America), master control and monitoring, dubbing, subtitling and close captioning, and other support services. Expenses incurred under this agreement are included in cost of revenues in the accompanying Consolidated Statements of Operations. Total expenses incurred were $2.6 million and $2.4 million for the years ended December 31, 2019 and 2018, respectively. Amounts due to MVS pursuant to the agreements noted above amounted to $0.7 million at December 31, 2019 and 2018.

•
Dish Mexico (d/b/a Comercializadora de Frecuencias Satelitales, S. de R.L. de C.V.), an MVS affiliate that transmits television programming services throughout Mexico, including Cinelatino. Total revenues recognized were $1.9 million and $1.8 million for the years ended December 31, 2019 and 2018, respectively. Amounts due from Dish Mexico amounted to $0.3 million at December 31, 2019 and 2018.

•
MVS has the non-exclusive right to duplicate, distribute and exhibit Cinelatino’s service via cable, satellite or by any other means in Mexico. Cinelatino receives revenues net of MVS’s distribution fee, which is equal to 13.5% of all license fees collected from third party distributors managed but not owned by MVS. Total revenues recognized were $1.0 million and $1.1 million for the years ended December 31, 2019 and 2018, respectively. Amounts due from MVS pursuant to the agreements noted above amounted to $0.7 million at December 31, 2019 and 2018.

The Company entered into an amended and restated consulting agreement with James M. McNamara on August 13, 2019, a member of the Company’s board of directors, to provide the development, production and maintenance of programming, affiliate relations, identification and negotiation of carriage opportunities, and the development, identification and negotiation of new business initiatives including sponsorship, new channels, direct-to-consumer programs and other interactive initiatives. Total expenses incurred under these agreements are included in selling, general and administrative expenses and amounted to $0.4 million and $0.5 million for the years ended December 31, 2019 and 2018, respectively. No amounts were due to this related party at December 31, 2019 and 2018.
The Company is party to an output agreement with Pantelion Films, LLC (“Pantelion”), a joint venture made up of several organizations, including Panamax Films, LLC (an entity owned by James M. McNamara) and Lions Gate Films, Inc. (“Lionsgate”), for the licensing of movie titles. Expenses incurred under this agreement are included in cost of revenues in the accompanying consolidated statements of operations and amounted to $0.4 million and $0.0 million for years ended December 31, 2019 and 2018, respectively. At December 31, 2019 and 2018, $1.4 million and $0.5 million, respectively, is included in programming rights in the accompanying consolidated balance sheets related to these agreements.

PROPOSAL 1:
ELECTION OF DIRECTORS
At the Annual Meeting, stockholders will be asked to elect Peter M. Kern and Leo Hindery, Jr. as Class I directors to hold office until our 2023 annual meeting of stockholders. The directors will serve until their successors have been duly elected and qualified or until any such director’s earlier resignation or removal. If you submit your proxy via the Internet, by telephone, or by mail, your shares will be voted for the election of the two nominees recommended by the Board of Directors, unless you mark the proxy in such a manner as to withhold authority to vote. The named proxies will vote all shares represented by proxy for the nominees for these vacancies, except to the extent authority to do so is withheld. Stockholders may withhold authority from the named proxies to vote for the nominees by marking the box under the “WITHHOLD” column adjacent to the name of the director via the Internet or on the attached proxy card, or by indicating by telephone that authority is withheld. Withholding authority to vote for the nominee will result in the nominee receiving fewer votes. If any nominee for any reason is or becomes unable or unwilling to serve, all shares represented by proxy will be voted at the Annual Meeting by the named proxies for the person, if any, as shall be designated by the Board of Directors to replace the nominee. Please see “Proxies and Voting Procedures” for information on how your shares will be voted in the absence of your instructions if you hold shares through a bank, broker, or other nominee. Each nominee has agreed to serve as a director if elected, and the Board of Directors has no reason to believe that any nominee will be unavailable to serve as a director.
Directors
The following incumbent directors are being nominated for election to the Board of Directors as Class I directors: Peter M. Kern and Leo Hindery, Jr. Please see “Nominees for Re-Election to the Board of Directors” for information concerning each of the nominees for election as Class I directors.
Vote Required
To be elected as a Class I director at the Annual Meeting, each candidate for election must receive a plurality of the votes cast. A plurality vote means that the director nominee with the most affirmative votes in favor of his election to a particular directorship will be elected to that directorship.
The Board of Directors recommends that you vote FOR the election of each of Peter M. Kern and Leo Hindery, Jr. as Class I directors of the Company.

PROPOSAL 2:
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2019
General
Upon recommendation of the Audit Committee, our Board of Directors has appointed RSM US LLP as our independent registered public accounting firm for Fiscal 2020. The stockholders are asked to ratify this action of the Board of Directors. Stockholder ratification of the selection of RSM US LLP as our independent registered public accounting firm for Fiscal 2020 is not required by our By-Laws, or otherwise, but is being pursued as a matter of good corporate practice. If stockholders do not ratify the selection of RSM US LLP as our independent registered public accounting firm for Fiscal 2020, our Board of Directors will reconsider the selection of our independent registered public accounting firm for Fiscal 2020. Even if the appointment is ratified, our Board of Directors, upon the recommendation of our Audit Committee, may select a different independent registered public accounting firm at any time during Fiscal 2020 if it determines such a change would be in our best interests and the best interests of our stockholders.
It is anticipated that one or more representatives of RSM US LLP will be present at the Annual Meeting with an opportunity to make a statement, if desired, and will be available to answer appropriate questions from stockholders who are present.
Independent Auditor Fees
The following table summarizes the fees RSM US LLP, our independent auditor, billed to us for each of the last two fiscal years (in thousands):
	Audit Fees $	Audit-Related Fees $	Tax Fees $	All Other Fees $	Total $(1)
2019	508,150	—	125,427	44,975	678,552
2018(2)	496,920	—	131,156	9,800	637,876

(1)
Amount excludes out-of-pocket expenses of  $34,685 and $19,076 incurred by RSM US LLP in connection with the professional services and billed to us in 2019 and 2018, respectively.

(2)
Actual fees for 2018 represent additional billings of  $31,306 and administrative fees of  $17,820 not previously included in the table last year.

In the above table, in accordance with the SEC’s definitions and rules, “Audit Fees” are fees we paid RSM US LLP for professional services for the audit of our consolidated financial statements included in our Form 10-K and the review of our financial statements included in Form 10-Qs or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. “Audit-Related Fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. “Tax Fees” are fees for tax compliance, tax advice, and tax planning. Such fees were attributable to services for tax-compliance assistance and tax advice. “All Other Fees” are fees, if any, for any services not included in the first three categories.
Pre-Approval of Independent Auditor Services and Fees
It is the policy of the Audit Committee to pre-approve all services, audit and non-audit, to be provided to the Company by its independent registered public accounting firm. Under the policy, the Audit Committee is generally required to pre-approve the provision by the Company’s independent registered public accounting firm of specific audit, audit-related, tax and other non-audit services, subject to the fee limits established from time to time by the Audit Committee, as being consistent with auditor independence. The Audit Committee pre-approved the Fiscal 2019 audit services engagement performed by RSM US LLP. In accordance with the Audit Committee’s pre-approval policy, the Audit Committee has pre-approved all other specified audit, non-audit, tax, and other services.

Vote Required
The affirmative vote of a majority in voting power of shares of stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required to ratify the Board of Directors’ appointment of RSM US LLP as our independent registered public accounting firm for Fiscal 2020.
The Board of Directors recommends that you vote FOR the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for Fiscal 2020.

PROPOSAL 3:
NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION
In accordance with Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”)) and the related rules of the SEC, we are including in this proxy statement a separate resolution to enable our stockholders to approve, on an advisory and non-binding basis, the compensation of our named executive officers. The compensation of our named executive officers is described in the compensation tables and the accompanying narrative contained in the Executive Compensation section of this proxy statement starting on page 19.
This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies, and practices described in this proxy statement.
The Executive Compensation section of this proxy statement and the accompanying tables and narrative starting on page 19 above provide a comprehensive review of our named executive officer compensation strategy, objectives, factors, program, and rationale. We urge you to read this disclosure before voting on this non-binding proposal. As described in detail in such disclosure, our compensation programs are designed to attract and retain highly qualified executives, to align the compensation paid to executives with the business strategies of our Company, and to align the interests of our executives with the interests of our stockholders. We believe that our compensation program, with its balance of guaranteed salary, performance-based cash bonuses, and performance conditions for equity awards reward sustained performance that is aligned with long-term stockholder interests.
For the reasons stated above, and pursuant to Section 14A of the Exchange Act, we are requesting your non-binding approval of the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion is hereby APPROVED.”
Your vote on this proposal is advisory, and therefore nonbinding on the Company and the Board of Directors and will not be construed as overruling a decision by the Company or the Board of Directors. Your vote will not create or imply any change to our fiduciary duties or create or imply any additional fiduciary duties for the Company or the Board of Directors. However, the Board of Directors and the Compensation Committee, which is responsible for designing and administering our executive compensation program, each value the opinions that our stockholders express in their votes and will consider the outcome of the vote when making future executive compensation decisions, as they deem appropriate.
Frequency Vote
In addition to requesting the non-binding stockholder advisory approval of the Company’s executive compensation program, the Dodd-Frank Act also requires the Company to separately seek, once every six years, stockholder approval of how often the Company will seek advisory approval of the named executive officers’ compensation (referred to as the “say-on-frequency” vote). The Dodd-Frank Act requires that the Company present every one, two, or three years, or abstain, as voting alternatives for stockholders with respect to the “say-on-frequency” vote. In connection with our 2017 annual meeting of stockholders, stockholders of the Company were asked to cast, on an advisory, non-binding basis, a “say-on-frequency” vote. In consideration of our stockholders’ indicated preference to hold the advisory vote on executive compensation every one year, we intend to hold an advisory “say-on-pay” vote every one year until the next advisory “say-on-frequency” vote, which will be held no later than the Company’s 2023 annual meeting of stockholders.
Vote Required
The affirmative vote of a majority in voting power of shares of stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required to approve, on an advisory basis, the compensation of the Company’s named executive officers.
The Board of Directors recommends that you vote FOR the approval, on an advisory basis, of the compensation of our named executive officers.

OTHER MATTERS
The Board of Directors knows of no items of business to be brought before the Annual Meeting other than as described above. If any other items of business should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote such proxies in accordance with their best judgment with respect to any such items. Discretionary authority for them to do so is contained in the enclosed proxy card and the Internet and telephone proxy submission procedures.
COMMUNICATIONS WITH THE BOARD
The Board of Directors welcomes communications from stockholders. Generally, stockholders who have questions or concerns should contact our Investor Relations Department at (917) 639-4951, or via e-mail at ir@hemispheretv.com. Stockholders and other interested parties may contact any member (or all members) of the Board of Directors, the non-management directors as a group, any committee of the Board of Directors, or any chairperson of any such committee by mail or e-mail. To communicate with the Board of Directors, any individual director, the non-management group, or any committee of directors by mail, correspondence should be addressed to the Board of Directors or any such individual directors or group or committee of directors by either name or title and sent to Hemisphere Media Group, Inc., Attention Chief Legal Officer, 4000 Ponce de Leon Boulevard, Suite 650, Coral Gables, FL 33146. To communicate with any of our directors electronically, stockholders should send an e-mail addressed to the Board of Directors or any such individual directors or group or committee of directors by either name or title to ir@hemispheretv.com.
All communications received as set forth in the preceding paragraph will be opened by the Chief Legal Officer for the sole purpose of determining whether the contents represent a message to our directors. The Chief Legal Officer will forward copies of all correspondence that, in the opinion of the Chief Legal Officer, deal with the functions of the Board of Directors or its committees or that he or she otherwise determines requires the attention of any member, group or committee of the Board of Directors.
STOCKHOLDER PROPOSALS FOR 2021 ANNUAL MEETING
Under the rules and regulations of the SEC, stockholder proposals intended to be presented in our proxy statement for the annual meeting of stockholders to be held in 2021 must be received at our principal executive offices at 4000 Ponce de Leon Boulevard, Suite 650, Coral Gables, FL 33146, no later than December 10, 2020 in order to be considered for inclusion in our proxy statement for such meeting. Upon receipt of any proposal, the Company will determine whether or not to include the proposal in the proxy statement in accordance with applicable regulations governing the solicitation of proxies. In order to be considered for inclusion in our proxy statement, the proposal must comply in all respects with the rules and regulations of the SEC and our By-Laws.
Under our By-Laws, proposals of stockholders intended to be submitted for a formal vote (other than proposals to be included in our proxy statement) at the annual meeting of stockholders to be held in 2021, including director nominees, may be made only by a stockholder of record who has given notice of the proposal to the Secretary of the Company at our principal executive offices no earlier than January 21, 2021 and not later than February 20, 2021. The notice provided by a stockholder must contain certain information as specified in our By-Laws. Notice of any proposal received after February 20, 2021 will not be considered “timely” under the federal proxy rules for purposes of determining whether we may use discretionary authority to vote on such proposal. For such proposals that are not timely filed, the Company retains discretion to vote proxies it receives.

ANNUAL REPORT AND FORM 10-K
A copy of our Annual Report on Form 10-K filed with the SEC is available upon request by writing to Investor Relations, Hemisphere Media Group, Inc., 4000 Ponce de Leon Boulevard, Suite 650, Coral Gables, FL 33146, or via e-mail at ir@hemispheretv.com.
Stockholders will receive with this proxy statement a copy of our Annual Report for the fiscal year ended December 31, 2019, including the financial statements for Fiscal 2019. A copy of the Annual Report may be obtained by writing to Investor Relations at the above mailing address or electronic mail address.
By Order of the Board of Directors,
Alex J. Tolston
Executive Vice President, Chief Legal Officer
and Corporate Secretary
April 9, 2020

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15941 Hemisphere Proxy Card Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Telephone – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

HEMISPHERE MEDIA GROUP

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on May 20, 2020.

INTERNET/MOBILE — www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE – 1 (866) 894-0536
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this ☒

Our Board of Directors recommends you vote "FOR" each of the Class I director nominees in Proposal 1

Nominees:

	FOR	WITHHOLD
(1) Peter M. Kern	☐	☐
(2) Leo Hindery, Jr.	☐	☐

Our Board of Directors recommends you vote "FOR" Proposal 2

Our Board of Directors recommends you vote "FOR" Proposal 3

	FOR	AGAINST	ABSTAIN
3. The approval of the non-binding advisory resolution approving the compensation of our named executive officers.	☐	☐	☐

	YES	NO
Please indicate if you plan to attend this meeting.	☐	☐

For address change, mark here (see reverse for instructions). ☐

CONTROL NUMBER

Signature______________________________ **Signature, if held jointly**______________________________ **Date**____________**, 2020**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

15941 Hemisphere Proxy Card Back

The Proxy Statement and the 2019 Annual Report to Stockholders are available at http://www.cstproxy.com/hemispheretv/2020

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

HEMISPHERE MEDIA GROUP, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
Thursday, May 21, 2020

The undersigned, having received the Notice of Annual Meeting of Stockholders and related proxy materials, hereby appoints Craig D. Fischer and Alex J. Tolston, or either of them, as proxies, each with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of **Hemisphere Media Group, Inc., to be held on Thursday, May 21, 2020 at 9:00 a.m., local time at the Company's headquarters located at 4000 Ponce de Leon Boulevard, Suite 650, Coral Gables, FL 33146, or at any subsequent time that may be necessary by any adjournment or postponement of the Annual Meeting (the "Annual Meeting")**, and to vote all of the shares of stock of Hemisphere Media Group, Inc. that the undersigned would be entitled **to vote if personally present at the meeting (and any adjournments or postponements thereof) on matters listed on the reverse side.**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HEMISPHERE MEDIA GROUP, INC. THIS PROXY WILL BE VOTED AS VALIDLY DIRECTED ON THE REVERSE SIDE. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE FOLLOWING RECOMMENDATIONS OF THE BOARD OF DIRECTORS: "FOR" EACH OF THE CLASS I DIRECTOR NOMINEES FOR ELECTION, "FOR" PROPOSAL 2 AND "FOR" PROPOSAL 3. In their discretion, the proxy holders are authorized to vote upon such other business as many properly come before the meeting, and any adjournment or postponement thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED RETURN ENVELOPE SO THAT THE SHARES MAY BE REPRESENTED AT THE MEETING. YOU MUST SIGN THE CARD ON THE REVERSE SIDE FOR YOUR VOTE TO COUNT.

Address Change: ______________________________

____

____

(if you noted any Address Changes above, please mark corresponding box on the reverse side.)

(Continued and to be marked, dated and signed, on the other side)